UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-23268

HIGHLAND OPPORTUNITIES AND INCOME FUND

(Exact name of registrant as specified in charter)

300 Crescent Court

Suite 700

Dallas, Texas 75201

(Address of principal executive offices)(Zip code)

Frank Waterhouse Treasurer, Principal Accounting Officer, Principal Financial Officer, and Principal

Executive Officer

300 Crescent Court

Suite 700

Dallas, Texas 75201

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: (866) 351-4440

Date of fiscal year end: December 31

Date of reporting period: June 30, 2026

Item 1. Reports to Stockholders.

(a) A copy of the Semi-Annual Report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “1940 Act”), is attached herewith.

(b) Not applicable.

June 30, 2026 SEMI-ANNUAL REPORT

Highland Opportunities and Income Fund

HIGHLAND OPPORTUNITIES AND INCOME FUND

Economic and market conditions change frequently.

There is no assurance that the trends described in this report will continue or commence.

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Confidentiality and Security of Information. We restrict access to nonpublic personal information about you to our employees and agents who need to know such information to provide products or services to you. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information, although you should be aware that data protection cannot be guaranteed.

A prospectus must precede or accompany this report. Please read the prospectus carefully before you invest.

Fund Profile (unaudited)

Highland Opportunities and Income Fund

Objective

Highland Opportunities and Income Fund seeks growth of capital along with income.

Net Assets as of June 30, 2026

$ 645.0 million

Portfolio Data as of June 30, 2026

The information below provides a snapshot of Highland Opportunities and Income Fund at the end of the reporting period. Highland Opportunities and Income Fund is actively managed and the composition of its portfolio will change over time. Current and future holdings are subject to risk.

Quality Breakdown as of 6/30/2026(1)%

BB	0.1
BBB	0.7
CC	0.1
CCC	0.2
Not Rated	98.9

Top 5 Sectors as of 6/30/2026(2)(3)%

Real Estate	91.3
Healthcare	13.3
LLC Interest	7.9
Communication Services	5.1
Registered Investment Companies	4.2

Top 10 Holdings as of 6/30/2026(2)(3)%

NFRO Diversified REIT, LLC (Common Stock)	17.5
NFRO Holdings, LLC (Common Stock)	14.7
NFRO Self Storage REIT, LLC (Common Stock)	11.1
NFRO SFR REIT, LLC (Common Stock)	9.3
NEXLS LLC, (LLC Interest)	7.9
NexPoint Real Estate Finance, Inc., REIT (Common Stock)	6.9
NexPoint SFR Operating Partnership L.P. 7.50%, 5/24/2027 (U.S. Senior Loans)	6.8
NXDT Hospitality Holdco, LLC Promissory Note 3.71%, 2/14/2027 (U.S. Senior Loans)	4.9
NexPoint Credit Catalyst Fund (Registered Investment Company)	4.0
NFRO Finance, LLC Note 5.86%, 4/29/2029 (U.S. Senior Loans)	3.3

(1)

Quality is calculated as a percentage of total credit instruments held by the portfolio. The quality ratings reflected were issued by S&P Global Ratings, a nationally recognized statistical rating organization. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). Quality ratings reflect the credit quality of the underlying bonds in the Fund’s portfolio and not that of the Fund itself. Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Fund’s Investment Adviser incorporates into its credit analysis process, along with such other issuer specific factors as cash flows, capital structure and leverage ratios, ability to deleverage through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate, and time to maturity) and the amount of any collateral.

(2)	Sectors and holdings are calculated as a percentage of net assets.

(3)	Excludes the Fund’s investment in a cash equivalent.

SEMI-ANNUAL REPORT | 1

Financial Statements (unaudited)

June 30, 2026	Highland Opportunities and Income Fund

A GUIDE TO UNDERSTANDING THE FUND’S FINANCIAL STATEMENTS

Investment Portfolio	The Investment Portfolio details all of the Fund’s holdings and its market value as of the last day of the reporting period. Portfolio holdings are organized by type of asset and industry to demonstrate areas of concentration and diversification.
Statement of Assets and Liabilities	This statement details the Fund’s assets, liabilities, net assets and share price for each share class as of the last day of the reporting period. Net assets are calculated by subtracting all of the Fund’s liabilities (including any unpaid expenses) from the total of the Fund’s investment and noninvestment assets. The net asset value per share for each class is calculated by dividing net assets allocated to that share class by the number of shares outstanding in that class as of the last day of the reporting period.
Statement of Operations	This statement reports income earned by the Fund and the expenses incurred by the Fund during the reporting period. The Statement of Operations also shows any net gain or loss the Fund realized on the sales of its holdings during the period as well as any unrealized gains or losses recognized over the period. The total of these results represents the Fund’s net increase or decrease in net assets from operations.
Statements of Changes in Net Assets	These statements detail how the Fund’s net assets were affected by its operating results, distributions to shareholders and shareholder transactions (e.g., subscriptions, redemptions and distribution reinvestments) during the reporting periods. The Statements of Changes in Net Assets also details changes in the number of shares outstanding.
Statement of Cash Flows	This statement reports net cash and foreign currency provided or used by operating, investing and financing activities and the net effect of those flows on cash and foreign currency during the period.
Financial Highlights	The Financial Highlights demonstrate how the Fund’s net asset value per share was affected by the Fund’s operating results. The Financial Highlights also disclose the classes’ performance and certain key ratios (e.g., net expenses and net investment income as a percentage of average net assets).
Notes to Financial Statements	These notes disclose the organizational background of the Fund, certain of its significant accounting policies (including those surrounding security valuation, income recognition and distributions to shareholders), federal tax information, fees and compensation paid to affiliates and significant risks and contingencies.

SEMI-ANNUAL REPORT | 2

Investment Portfolio (unaudited)

As of June 30, 2026	Highland Opportunities and Income Fund

Shares		Value ($)
Common Stock – 72.4%
COMMUNICATION SERVICES – 1.7%
27,134	MidWave Wireless, Inc. (fka Terrestar Corp.) (a)(b)(c)(d)	11,037,026

ENERGY – 0.3%
139,112	Talos Energy, Inc. (d)	1,795,936
1,118,286	Value Creation, Inc. (a)(b)(d)	43,613

		1,839,549

FINANCIALS – 2.4%
453,675	Meaningful PDCV LP (d)(e)	15,783,323

HEALTHCARE – 2.8%
12,026,660	CCS Medical Inc. (a)(b)(d)(f)	17,739,324

REAL ESTATE – 65.2%
11,561,680	Claymore (a)(b)(d)(f)	—
1,400,000	Fermi, Inc. (d)	12,824,000
2,006,665	IQHQ, Inc. (d)(e)	6,561,795
	LLV Holdco LLC - Series A,
34,512	Membership Interest (a)(b)(d)(f)	2,827,906
	LLV Holdco LLC - Series B,
436	Membership Interest (a)(b)(d)(f)	35,697
1,630,545	NexPoint Diversified Real Estate Trust, REIT (f)(g)	8,462,529
	NexPoint Real Estate Finance, Inc.,
2,872,286	REIT (f)(g)(h)	44,520,430
	NexPoint Residential Trust, Inc.,
213,700	REIT (f)(g)	5,966,504
	NFRO Diversified REIT,
116,277,473	LLC (a)(b)(d)(f)(i)	112,967,286
3,309,774	NFRO Holdings, LLC (a)(b)(d)(f)(i)	94,759,538
	NFRO Self Storage REIT,
105,635,401	LLC (a)(b)(d)(f)(i)	71,678,584
4,877,212	NFRO SFR REIT, LLC (a)(b)(d)(f)(i)	59,803,293

		420,407,562

	Total Common Stock (Cost $874,241,803)	466,806,784

Principal Amount ($)
U.S. Senior Loans (j) – 32.9%
COMMUNICATION SERVICES – 3.4%
	Discovery Global Holdings, Inc., Initial Dollar Term Loan, CME Term SOFR + 2.500%6.144%,
5,884,615	05/27/2033 (k)	5,893,560
	MidWave Wireless, Inc. (fka Terrestar Corp.), Term Loan D, 1st Lien13.000%,
13,174,435	03/01/2028 (a)(b)	13,261,387
	MidWave Wireless, Inc. (fka TerreStar Corp.), Term Loan G, 1st Lien13.000%,
102,373	03/01/2028 (a)(b)	103,049
	MidWave Wireless, Inc. (fka Terrestar Corp.), Term Loan H, 1st Lien13.000%,
95,515	03/01/2028 (a)(b)	96,145
	MidWave Wireless, Inc. (fka Terrestar Corp.), Term Loan J, 1st Lien13.000%,
266,917	03/01/2028 (a)(b)	268,679

Principal Amount ($)		Value ($)
U.S. Senior Loans (continued)
COMMUNICATION SERVICES (continued)
	MidWave Wireless, Inc. (fka Terrestar Corp.), Term Loan K, 1st Lien13.000%,
1,983,120	03/01/2028 (a)(b)	1,996,208

		21,619,028

FINANCIALS – 0.1%
	VM Consolidated, Inc., Initial Term Loan, CME Term SOFR + 2.000%5.673%,
997,487	10/01/2032 (k)	912,078

HEALTHCARE – 6.2%
	CCS Medical Inc., Junior Credit Term Loan, 1st Lien14.000%,
20,284,335	01/05/2029 (a)(b)(f)	20,284,335
	Sapience Therapeutics Inc Promissory Note12.000%,
18,000,000	08/23/2027 (a)(b)	19,776,600

		40,060,935

REAL ESTATE – 23.2%
	LLV Holdco LLC, Revolving Exit Loan5.000%,
6,888,761	12/31/2026 (a)(b)(f)	6,454,770
	NexPoint SFR Operating Partnership L.P.7.500%,
45,000,000	05/24/2027 (a)(b)(f)	44,100,000
	NFRO Finance, LLC Note5.860%,
21,510,000	04/29/2029 (a)(b)(f)(i)	21,510,000
	NFRO SPE, LLC Promissory Note5.150%,
12,543,351	05/31/2027 (a)(b)(f)(i)	12,543,351
	NFRO SPE, LLC Promissory Note Term Loan5.450%,
6,559,258	12/30/2026 (a)(b)(f)(i)	6,559,258
	NREF Operating IV REIT Sub, LLC7.500%,
6,500,000	10/18/2027 (a)(b)(f)	6,570,200
	NSP Operating Partnership, L.P. Promissory Note14.000%,
2,500,972	01/16/2031 (a)(b)(f)	2,564,747
	NXDT Hospitality Holdco, LLC Convertible Promissory Note7.500%,
6,400,000	09/30/2042 (a)(b)(f)	4,688,000
	NXDT Hospitality Holdco, LLC Promissory Note3.697%,
43,121,364	02/14/2027 (a)(b)(f)	31,586,399
	TCAL Mezz Lender, LLC Promissory Note13.000%,
12,761,637	11/26/2027 (a)(b)	12,784,842

		149,361,567

	Total U.S. Senior Loans (Cost $249,587,688)	211,953,608

Shares
LLC Interest – 7.9%
994	NEXLS LLC(a)(b)(f)(i)	51,187,201

	Total LLC Interest (Cost $34,205,216)	51,187,201

SEE GLOSSARY ON PAGE 6 FOR ABBREVIATIONS ALONG WITH ACCOMPANYING NOTES TO FINANCIAL STATEMENTS. | 3

Investment Portfolio (unaudited) (continued)

As of June 30, 2026	Highland Opportunities and Income Fund

Shares		Value ($)
Preferred Stock – 6.7%
HEALTHCARE – 3.8%
270,246	Apnimed, Series C-1 (a)(b)(d)(l)(m)	4,094,227
144,132	Apnimed, Series C-2 (a)(b)(d)(l)(m)	2,183,600
	Sapience Therapeutics Inc
2,361,111	(a)(b)(d)(l)(m)	8,240,277
	Sapience Therapeutics Inc, Class B
3,440,476	(a)(b)(d)(l)(m)	9,942,976

		24,461,080

REAL ESTATE – 2.9%
	Braemar Hotels & Resorts, Inc.
100,000	5.50% (d)(g)(m)	1,376,000
	NexPoint Real Estate Finance, Inc.,
150,977	REIT 8.50% (f)(m)	3,711,015
	NexPoint Storage Partners, Inc.
21,608	(a)(b)(d)(f)(l)(m)	13,029,342
	Wheeler Real Estate Investment Trust
82,301	9.00% (d)(m)	823,010
	Wheeler Real Estate Investment Trust
2,990	14.00%, 09/21/2026 (d)(n)	107,640

		19,047,007

	Total Preferred Stock (Cost $51,344,301)	43,508,087

Registered Investment Companies – 4.3%
	Highland Opportunities and Income
250,129	Fund (f)(i)	1,783,420
	NexPoint Credit Catalyst Fund, Class Z
1,057,098	(d)(f)(i)	25,613,483

	Total Registered Investment Companies (Cost $28,245,955)	27,396,903

Principal Amount ($)
Collateralized Loan Obligations – 0.7%
	ACAS CLO, Series 2018-1A, Class FRR
	TSFR3M + 8.172%, 11.85%,
6,927,735	10/18/2028 (k)(o)	599,942
	CIFC Funding, Series 2014-4RA,
	Class SUB
3,324,756	0.00%, 1/17/2035 (l)(o)(p)	498,049
	CIFC Funding, Series 2014-5A,
	Class SUB
2,000,000	0.00%, 7/17/2037 (l)(o)(p)	510,000
	CIFC Funding, Series 2013-2A,
	Class SUB
5,462,500	0.00%, 10/18/2030 (l)(o)(p)	22,888
	CIFC Funding, Series 2014-1A,
	Class SUB
2,500,000	0.00%, 1/18/2031 (l)(o)(p)	50,000
	CIFC Funding, Series 2015-1A,
	Class SUB
3,000,000	0.00%, 1/22/2031 (l)(o)(p)	300
	Clover Credit Partners CLO III, Series 2017-1A, Class F TSFR3M + 8.212%, 11.88%,
2,308,143	10/15/2029 (k)(o)	46,163
	Northwoods Capital XII-B, Ltd., Series 2018-12BA, Class F TSFR3M + 8.432%, 12.10%,
4,122,401	6/15/2031 (k)(o)	1,667,346

Principal Amount ($)		Value ($)
Collateralized Loan Obligations (continued)
	OZLM XXII, Ltd., Series 2018-22A, Class E TSFR3M + 7.652%, 11.33%,
3,512,246	1/17/2031 (k)(o)	70,245
	Saranac CLO III, Ltd., Series 2018-3A, Class ER TSFR3M + 7.500%, 11.45%,
3,353,312	6/22/2030 (k)(o)	1,074,736
	THL Credit Wind River, Series 2014-2A, Class SUB
5,955,627	0.00%, 1/15/2031 (l)(o)(p)(q)	59,556

	Total Collateralized Loan Obligations (Cost $27,897,520)	4,599,225

Corporate Bonds & Notes – 0.6%
COMMUNICATION SERVICES – 0.0%
	iHeartCommunications, Inc.
2,945	9.13%, 05/01/2029 (o)	2,861

FINANCIALS – 0.6%
	South Street Securities Funding LLC
4,000,000	6.25%, 12/30/2026 (o)	3,920,000

	Total Corporate Bonds & Notes
	(Cost $4,002,837)	3,922,861

Mortgage-Backed Security – 0.6%
	DWIGHT C Float, Series 2026-FL2
	TSFR1M + 2.350%, 5.95%,
4,000,000	1/18/2044 (k)(o)	4,000,000

	Total Mortgage-Backed Security (Cost $4,000,000)	4,000,000

Units
Warrants – 0.5%
HEALTHCARE – 0.5%
	Sapience Therapeutics Inc, Expires
2,160,000	8/23/2027 (a)(b)(d)	3,240,000

		3,240,000

	Total Warrants (Cost $–)	3,240,000

Principal Amount ($)
Repurchase Agreements(r)(s) – 0.1%
249,000	Citadel Securities LLC dated 06/30/2026 to be repurchased on 07/01/2026, repurchase price $249,026 (collateralized by U.S. Treasury Obligations, ranging in par value $17 - $17,386, 0.000% - 4.625%, 07/15/2026 – 05/15/2056; with total market value $254,006)	249,000
135,079	Citigroup Global Markets dated 06/30/2026 to be repurchased on 07/01/2026, repurchase price $135,093 (collateralized by a U.S. Treasury Obligation, par value $136,377, 4.125% - 3/31/2029; with total market value $137,781)	135,079
249,000	Daiwa Capital Markets dated 06/30/2026 to be repurchased on 07/01/2026, repurchase price $249,025 (collateralized by U.S. Treasury Obligations, ranging in par value $537 - $83,000, 2.125% - 4.125%, 06/30/2027 – 01/15/2035; with total market value $253,980)	249,000

	Total Repurchase Agreements (Cost $633,079)	633,079

SEE GLOSSARY ON PAGE 6 FOR ABBREVIATIONS ALONG WITH ACCOMPANYING NOTES TO FINANCIAL STATEMENTS. | 4

Investment Portfolio (unaudited) (concluded)

As of June 30, 2026	Highland Opportunities and Income Fund

Shares		Value ($)
Cash Equivalent – 6.8%
MONEY MARKET FUND (t) – 6.8%
43,662,882	Dreyfus Treasury Obligations Cash Management, Institutional Class 3.520%	43,662,882

	Total Cash Equivalent (Cost $43,662,882)	43,662,882

Total Investments – 133.5%		860,910,630

(Cost $1,317,821,281)
Other Assets & Liabilities, Net – (33.5)%(u)		(215,953,268)

Net Assets – 100.0%		644,957,362

(a)

Securities with a total aggregate value of $667,957,860, or 103.6% of net assets, were classified as Level 3 within the three-tier fair value hierarchy. Please see Notes to Financial Statements for an explanation of this hierarchy, as well as a list of unobservable inputs used in the valuation of these instruments.

(b)

Represents fair value as determined by NexPoint Asset Management, L.P. (“NexPoint” or the “Investment Adviser”) pursuant to the policies and procedures approved by the Board of Trustees (the “Board”). The Board has designated the Investment Adviser as “valuation designee” for the Fund pursuant to Rule 2a-5 of the Investment Company Act of 1940, as amended. The Investment Adviser considers fair valued securities to be securities for which market quotations are not readily available and these securities may be valued using a combination of observable and unobservable inputs. Securities with a total aggregate value of $667,957,860, or 103.6% of net assets, were fair valued under the Fund’s valuation procedures as of June 30, 2026. Please see Notes to Financial Statements.

(c)

Restricted Securities. These securities are not registered and may not be sold to the public. There are legal and/or contractual restrictions on resale. The Fund does not have the right to demand that such securities be registered. The values of these securities are determined by valuations provided by pricing services, brokers, dealers, market makers, or in good faith under the policies and procedures established by the Board. Additional Information regarding such securities follows:

Restricted Security	Security Type	Acquisition Date	Cost of Security	Fair Value at Period End	Percent of Net Assets
MidWave Wireless, Inc. (fka Terrestar Common Corp.)	Stock	3/16/2018	$3,093,276	$11,037,026	1.7%

(d)	Non-income producing security.
(e)

Securities with a total aggregate value of $22,345,118, or 3.5% of net assets, were valued using the issuer’s fair market value NAV as practical expedient under ASC 820. Please see Notes to Financial Statements for an explanation of this hierarchy.

(f)	Affiliated issuer. Assets with a total aggregate fair value of $670,946,612, or 104.0% of net assets, were affiliated with the Fund as of June 30, 2026.
(g)	All or part of this security is pledged as collateral for short sales. The fair value of the securities pledged as collateral was $60,325,463.
(h)

Securities (or a portion of securities) on loan. As of June 30, 2026, the fair value of securities loaned was $1,008,649. The loaned securities were secured with cash and/or securities collateral of $633,079. Collateral is calculated based on prior day’s prices.

(i)	Controlled investment — as defined under the 1940 Act (ownership of 25% or more of the outstanding voting securities of this issuer).
(j)

Senior loans (also called bank loans, leveraged loans, or floating rate loans) in which the Fund invests generally pay interest at rates which are periodically determined by reference to a base lending rate plus a spread (unless otherwise identified, all senior loans carry a variable rate of interest). These base lending rates are generally (i) the Prime Rate offered by one or more major United States banks, (ii) the lending rate offered by one or more European banks such as the Secured Overnight Financing Rate (“SOFR”) or (iii) the Certificate of Deposit rate. As of June 30, 2026, the 1-month Term SOFR and 3-month Term SOFR rates were 3.65% and 3.73%, respectively. Senior loans, while exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”), contain certain restrictions on resale and cannot be sold publicly. Senior secured floating rate loans often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity maybe substantially less than the stated maturity shown.

(k)

Variable or floating rate security. The interest rate shown reflects the rate in effect June 30, 2026. The rates on certain securities are not based on published reference rates and spreads and are either determined by the issuer or agent based on current market conditions; by using a formula based on the rates of underlying loans; or by adjusting periodically based on prevailing interest rates.

(l)	No interest rate available.
(m)	Perpetual security with no stated maturity date.
(n)	Step Coupon Security. Coupon rate will either increase (step-up bond) or decrease (step-down bond) at regular intervals until maturity. Interest rate shown reflects the rate currently in effect.
(o)

Securities exempt from registration under Rule 144A of the 1933 Act. These securities may only be resold in transactions exempt from registration to qualified institutional buyers. The Board has determined these investments to be liquid. At June 30, 2026, these securities amounted to $12,522,087 or 1.9% of net assets.

(p)	As of June 30, 2026, the Fund held $1,140,793 in equity tranche investments, representing 0.2% of net assets.
(q)	The issuer is, or is in danger of being, in default of its payment obligation.
(r)	Tri-Party Repurchase Agreement.
(s)	This security was purchased with cash collateral held from securities on loan. The total value of such securities as of June 30, 2026 was $633,079.
(t)	Rate reported is 7 day effective yield.
(u)	As of June 30, 2026, $16 in cash was segregated or on deposit with the brokers to cover investments sold short and is included in “Other Assets & Liabilities, Net”.

SEE GLOSSARY ON PAGE 6 FOR ABBREVIATIONS ALONG WITH ACCOMPANYING NOTES TO FINANCIAL STATEMENTS. | 5

GLOSSARY: (abbreviations that may be used in the preceding statements) (unaudited)

Other Abbreviations:

CLO	Collateralized Loan Obligation
REIT	Real Estate Investment Trust
TSFR3M	Term Secured Overnight Financing Rate 3 Month

SEMI-ANNUAL REPORT | 6

Statement of Assets and Liabilities (unaudited)

As of June 30, 2026	Highland Opportunities and Income Fund

$
Assets:
Investments at fair value:
Non-controlled, non-affiliated investments(a)	145,668,057
Non-controlled, affiliated investments (Note 9)	212,541,198
Controlled, affiliated investments (Note 9)	458,405,414

Total Investments	816,614,669
Repurchase Agreements, at value	633,079
Cash equivalent (Note 2)	43,662,882
Cash	495,198
Receivable for:
Investments sold	24,615,963
Dividends and interest	32,441,431
Fund shares sold	71,082
Due from broker	16
Prepaid expenses and other assets	64,795

Total assets	918,599,115

Liabilities:
Payable for:
Investments purchased	30,034,651
Tax related fees	2,791,924
Investment advisory and administration fees (Note 6)	693,335
Collateral from securities loaned (Note 4)	633,079
Accrued expenses and other liabilities	134,611

Total liabilities	34,287,600

Mezzanine Equity:
Cumulative preferred shares (Series A), net of deferred financing costs (Notes 1 and 2)	139,756,249
Cumulative preferred shares (Series B), net of deferred financing costs (Notes 1 and 2)	99,597,904

Total Mezzanine Equity	239,354,153

Net Assets	644,957,362

Net Assets Consist of:
Paid-in capital	1,265,794,245
Total accumulated losses	(620,836,883)

Net Assets	644,957,362

Non-controlled, non-affiliated investments, at cost	169,260,279
Non-controlled, affiliated investments, at cost (Note 9)	563,667,594
Controlled, affiliated investments, at cost (Note 9)	540,597,447
Cash equivalent, at cost (Note 2)	43,662,882
Repurchase Agreements, at cost	633,079

Common Shares
Shares outstanding ($0.001 par value; unlimited authorization)	55,218,484
Net asset value per share (Net assets/shares outstanding)	11.68
(a) Includes fair value of securities on loan	1,008,649

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS | 7

Statement of Operations (unaudited)

For the Six Months Ended June 30, 2026	Highland Opportunities and Income Fund

$
Investment Income:
Income:
Dividend Income:
Non-controlled, non-affiliated investments	67,165
Non controlled, affiliated investments (Note 9)	2,778,442
Controlled, affiliated investments (Note 9)	712,802
Interest income:
Non-controlled, non-affiliated investments	10,150,899
Non-controlled, affiliated investments (Note 9)	3,081,353
Controlled, affiliated investments (Note 9)	12,111,615
Interest paid in kind from non-controlled, non-affiliated issuers	983,658
Interest paid in kind from non-controlled, affiliated issuers (Note 9)	1,580,416
Securities lending income (Note 4)	1,800

Total income	31,468,150

Expenses:
Investment advisory (Note 6)	2,662,986
Administration fees (Note 6)	871,760
Tax expense and related fees	2,791,924
Legal fees	681,849
Miscellaneous	299,540
Accounting services fees	274,746
Audit fees	200,596
Pricing fees	188,037
Reports to shareholders	182,801
Trustees fees (Note 6)	122,860
Registration fees	122,199
Transfer agent fees	75,227
Custodian/wire agent fees	21,974

Total operating expenses	8,496,499

Net investment income	22,971,651

Preferred dividend expenses	(6,584,380)

Net Realized and Unrealized Gain (Loss):
Realized gain (loss) on:
Non-controlled, non-affiliated investments	(4,568,954)
Non-controlled, affiliated investments (Note 9)	(4,075,426)
Distributions from non-controlled, affiliated issuers	(920,512)

Net realized loss	(9,564,892)

Net Change in Unrealized Appreciation (Depreciation) on:
Non-controlled, non-affiliated investments	12,950,028
Non-controlled, affiliated investments (Note 9)	6,278,654
Controlled, affiliated investments (Note 9)	2,268,603

Net change in unrealized appreciation (depreciation)	21,497,285

Net realized and unrealized gain (loss)	11,932,393

Total increase in net assets resulting from operations	28,319,664

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS | 8

Statements of Changes in Net Assets

Highland Opportunities and Income Fund

	For the Six Months Ended June 30, 2026 (unaudited) ($)	For the Year Ended December 31, 2025 ($)
Increase (Decrease) in Net Assets

Operations:
Net investment income	22,971,651	11,967,182
Preferred dividend expenses	(6,584,380)	(12,126,968)
Net realized gain (loss)	(9,564,892)	1,443,992
Net change in unrealized appreciation (depreciation)	21,497,285	(28,097,473)

Net increase (decrease) from operations	28,319,664	(26,813,267)

Distributions to Shareholders from Earnings:
Distributions	(12,790,618)	(4,445,349)
Return of capital	—	(21,897,887)

Total distributions to shareholders from earnings:	(12,790,618)	(26,343,236)

Increase (decrease) in net assets from operations and distributions	15,529,046	(53,156,503)

Share transactions:
Value of distributions reinvested	213,659	516,371
Shares repurchased of closed-end fund (Note 1)*	(2,405,560)	(119,975,571)
Gain (loss) from retirement of repurchased shares	928,431	19,975,571

Net decrease from shares transactions	(1,263,470)	(99,483,629)

Total increase (decrease) in net assets	14,265,576	(152,640,132)

Net Assets
Beginning of period	630,691,786	783,331,918

End of period	644,957,362	630,691,786

Change in Common Shares:
Issued for distribution reinvested	34,113	91,354
Shares redeemed (Note 1)	(203,900)	(10,000,000)

Net decrease in fund shares	(169,787)	(9,908,646)

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS | 9

Statement of Cash Flows (unaudited)

For the Six Months Ended June 30, 2026	Highland Opportunities and Income Fund

$
Cash Flows (Used In) Provided By Operating Activities:
Net increase in net assets resulting from operations	28,319,664

Adjustments to Reconcile Net Decrease in Net Assets to Cash (Used In) Provided By Operating Activities:
Purchases of investment securities from non-controlled, non-affiliated issuers	(22,725,304)
Purchases of investment securities from non-controlled, affiliated issuers	(5,484,399)
Purchases of investment securities from controlled, affiliated issuers	(55,798,993)
Interest paid in kind from non-controlled, non-affiliated issuers	(983,658)
Interest paid in kind from non-controlled, affiliated issuers	(1,580,416)
Proceeds from disposition of investment securities from non-controlled, non-affiliated issuers	93,437,325
Proceeds from disposition of investment securities from non-controlled, affiliated issuers	21,510,000
Proceeds from disposition of investment securities from controlled, affiliated issuers	2,405,560
Paydowns at cost	(11,762,016)
Net (amortization) accretion of discount	(295,870)
Proceeds from return of capital of investment securities from non-controlled, affiliated issuers	1,704,148
Proceeds from return of capital of investment securities from controlled, affiliated issuers	5,000,000
Purchases of repurchase agreements, net	(625,631)
Net realized (gain) loss on investments from non-controlled, non-affiliated issuers	4,568,954
Net realized (gain) loss on investments from non-controlled, affiliated issuers	4,075,426
(Gain) loss from retirement of repurchased shares	(928,431)
Net change in unrealized (appreciation)/depreciation on non-controlled non-affiliated investments, non-controlled affiliated investments, controlled investments, securities sold short, and translation on assets and liabilities denominated in foreign currency	(21,497,285)
(Increase) Decrease in receivable for dividends and interest	6,322,963
(Increase) Decrease in receivable for investments sold	(24,449,620)
(Increase) Decrease in prepaid expenses and other assets	64,009
Increase (Decrease) in payable upon receipt of securities on loan	625,631
Increase (Decrease) in payable for investments purchased	29,032,239
Increase (Decrease) in payable for investment advisory and administration fees	(29,315)
Increase (Decrease) in payable for reports to shareholders	(50,437)
Increase (Decrease) in payable for tax related fees	2,791,924
Increase (Decrease) in accrued expenses and other liabilities	(2,719,050)

Net cash flow provided by operating activities	50,927,418

Cash Flows (Used In) Provided By Financing Activities:
Distributions paid in cash, net of distributions payable	(12,576,959)
Payments on shares redeemed	(1,477,129)
Proceeds from shares sold, net of receivable	(34,987)

Net cash flow used in financing activities	(14,089,075)

Net Increase in cash	36,838,343

Cash, Cash Equivalent, Restricted Cash, and Foreign Currency:
Beginning of period	7,319,737

End of period	44,158,080

End of Period Cash Balances:
Cash	495,198
Cash equivalent	43,662,882
End of period	44,158,080

Supplemental Disclosure of Cash Flow Information:
Reinvestment of distributions	213,659
Interest paid in kind from non-controlled, non-affiliated issuers	983,658
Interest paid in kind from non-controlled, affiliated issuers	1,580,416
Exchange Offer of Common Shares for Series B Preferred Shares	1,477,129

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS | 10

Financial Highlights

Highland Opportunities and Income Fund

Selected data for a share outstanding throughout each period/year is as follows:

	For the Six Months Ended June 30, 2026	For the Years Ended December 31,
	(Unaudited)	2025	2024	2023	2022	2021

Net Asset Value, Beginning of Period/Year	$11.39	$12.00	$12.74	$13.89	$14.29	$13.32

Income from Investment Operations:

Net investment income(a)	0.41	0.21	0.53	0.62	1.35	0.72

Preferred dividend expense	(0.12)	(0.21)	(0.12)	(0.11)	(0.11)	(0.11)

Net realized and unrealized gain (loss)	0.21	(0.50)	(1.01)	(0.74)	(0.80)	1.21

Total Income from Investment Operations	0.50	(0.50)	(0.60)	(0.23)	0.44	1.82

Less Distributions Declared to shareholders:

From net investment income	(0.23)	(0.08)	(0.41)	(0.61)	(0.52)	(0.22)

From return of capital	—	(0.38)	(0.05)	(0.31)	(0.40)	(0.70)

Total distributions declared to shareholders	(0.23)	(0.46)	(0.46)	(0.92)	(0.92)	(0.92)

Capital Share Transactions:

Retirement of Tendered Shares(a)	0.02	0.35	0.32	—	0.08	0.07

Net Asset Value, End of Period/Year(b)	$11.68	$11.39	$12.00	$12.74	$13.89	$14.29

Market Value, End of Period/Year	$7.13	$5.98	$5.19	$7.69	$10.30	$10.99

Market Value Total Return(c)	23.68%	25.05%	(27.00)%	(16.94)%	1.70%	16.35%

Ratios based on Average Managed Assets

Gross operating expenses(d)	0.65%	1.63%	1.24%	1.25%	1.15%	1.44%

Net investment income	2.94%	1.32%	3.55%	3.96%	7.87%	4.53%

Ratios to Average Net Assets / Supplemental Data:(e)(f)

Net Assets, End of Period/Year (000’s)	$644,957	$630,692	$783,332	$870,416	$945,988	$995,615

Gross operating expenses(d)	2.67%	2.18%	1.45%	1.45%	1.32%	1.67%

Net investment income	7.23%	1.75%	4.11%	4.58%	8.98%	5.26%

Portfolio turnover rate	3%	5%	14%	6%	45%	38%

Average commission rate paid(g)	$0.0250	$0.0251	$0.0210	$0.0203	$0.0092	$0.0348

(a)	Per share data was calculated using average shares outstanding during the year/period.
(b)

The Net Asset Value per share has been calculated based on net assets which include adjustments made in accordance with U.S. Generally Accepted Accounting Principles required at year end for financial reporting purposes. These figures do not necessarily reflect the Net Asset Value per share experienced by the shareholder at period/year end.

(c)

Total return is based on market value per share. Distributions are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund’s Dividend Reinvestment Plan. For periods with waivers/reimbursements, had the Fund’s Investment Adviser not waived or reimbursed a portion of expenses, total return would have been Lower.

(d)	Includes dividends and fees on securities sold short.
(e)	All ratios for the year have been annualized, unless otherwise indicated.
(f)	Supplemental expense ratios are shown below.
(g)	Represents the total dollar amount of commissions paid on portfolio transactions divided by total number of portfolio shares purchased and sold for which commissions were charged.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS | 11

Financial Highlights (concluded)

Highland Opportunities and Income Fund

Supplemental Expense Ratios:

	For the Six Months Ended June 30, 2026	For the Years Ended December 31,
	(Unaudited)	2025	2024	2023	2022	2021

Ratios based on Average Managed Assets

Net operating expenses (net of waiver/reimbursement, if applicable, but gross of all other operating expenses)	0.65%	1.63%	1.24%	1.25%	1.15%	1.44%

Interest expense and commitment fees, and preferred dividend expense	0.75%	1.34%	0.81%	0.86%	0.70%	0.74%

Dividends and fees on securities sold short	—	0.01%	0.02%	0.02%	0.02%	0.02%

Ratios to Average Net Assets

Net operating expenses (net of waiver/reimbursement, if applicable, but gross of all other operating expenses)	2.67%	2.18%	1.45%	1.45%	1.32%	1.67%

Interest expense and commitment fees, and preferred dividend expense	2.07%	1.78%	0.95%	0.99%	0.80%	0.86%

Dividends and fees on securities sold short	—	0.01%	0.03%	0.02%	0.02%	0.02%

Borrowing at end of period/year:

Aggregate Amount Outstanding Excluding Preferred Shares*	—	—	6,797,004	20,690,000	21,722,000	—

Asset Coverage Per $1,000*	—	—	116,246.65	42,899.43	44,549.75	—

Aggregate Amount Outstanding Including Preferred Shares*	245,000,000	245,000,000	151,797,004	165,690,000	166,722,000	145,000,000

Asset Coverage Per $1,000*	3,649.76	3,574.25	6,160.39	6,232.05	6,674.04	7,859.92

*	See Note 10 for further details.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS | 12

Notes to Financial Statements (unaudited)

June 30, 2026	Highland Opportunities and Income Fund

Note 1. Organization

Highland Opportunities and Income Fund (the “Fund”) is organized as an unincorporated business trust under the laws of The Commonwealth of Massachusetts. The Fund is registered with the U.S. Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company. On September 25, 2017, the Fund acquired the assets of Highland Floating Rate Opportunities Fund (the “Predecessor Fund”), a series of NexPoint Funds I (formerly Highland Funds I), a Delaware statutory trust. The Fund is the successor to the accounting and performance information of the Predecessor Fund.

On July 29, 2019, the Fund issued 5.4 million 5.375% Series A Cumulative Preferred shares (NYSE: HFRO.PR.A) with an aggregate liquidation value of $135 million. Subsequently on August 9, 2019, the underwriters exercised their option to purchase additional overallotment shares of $10 million, resulting in a total Preferred outstanding offering of $145 million.

The Series A Cumulative Preferred shares are perpetual, non-callable for five years, and have a liquidation preference of $25.00 per share. Distributions are scheduled quarterly, with payments beginning on September 30, 2019. Series A Preferred shares trade on the NYSE. Moody’s Investors Service has assigned an A2 rating to the preferred shares.

On March 5, 2025, the Fund announced the details of its tender and exchange offer (the “Exchange Offer”) to exchange common shares (the “Common Shares”) for newly issued 5.375% Series B Preferred Shares (the “Preferred B Shares”). As part of the exchange offer, 10,000,000 common shares were exchanged for Preferred B Shares, resulting in total Preferred B Shares outstanding of $100 million.

The Series B Cumulative Preferred shares are perpetual, non-callable for five years, and have a liquidation preference of $25.00 per share. Distributions are scheduled quarterly, with payments beginning on March 31, 2025. Series B Preferred shares trade on the NYSE. Egan-Jones Ratings Company has assigned a BBB+ rating to these preferred shares.

Segment Reporting

The Fund adopted Financial Accounting Standards Board (“FASB”) Accounting Standards Update (“ASU”) 2023-07, Segment Reporting (Topic 280) –Improvements to Reportable Segment Disclosures (“ASU 2023-07”). Adoption of the new standard resulted in new financial statement disclosures and did not affect the Fund’s financial position or its results of operations. An operating segment is defined in Topic 280 as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (“CODM”) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available.

The CODM for the Fund is NexPoint Asset Management, L.P. (“NexPoint” or the “Investment Adviser”) through its management, investment, and operating functions, which is responsible for assessing performance and making decisions about resource allocation. The CODM has determined that the Fund has a single operating segment based on the fact that the CODM monitors the operating results of the Fund as a whole and that the Fund’s long-term strategic asset allocation is pre-determined in accordance with the terms of its prospectus, based on a defined investment strategy which is executed by the Fund’s portfolio managers as a team. The financial information provided to and reviewed by the CODM is consistent with that presented within the Fund’s Investment Portfolio, Statement of Assets and Liabilities, Statement of Operations, Statement of Changes in Net Assets and Financial Highlights.

Note 2. Significant Accounting Policies

The following summarizes the significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Use of Estimates

The Fund is an investment company that follows the investment company accounting and reporting guidance of FASB Accounting Standards Codification (“ASC”) Topic 946 Financial Services — Investment Companies applicable to investment companies. The Fund’s financial statements have been prepared in conformity with accounting principles generally accepted in the

SEMI-ANNUAL REPORT | 13

Notes to Financial Statements (unaudited)

June 30, 2026	Highland Opportunities and Income Fund

United States of America (“GAAP”), which require the Investment Adviser to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases or decreases in net assets from operations during the reporting period. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ materially.

Fund Valuation

The net asset value (“NAV”) of the Fund’s common shares is calculated daily on each day that the NYSE is open for business as of the close of the regular trading session on the NYSE, usually 4:00 PM, Eastern Time. The NAV is calculated by dividing the value of the Fund’s net assets attributable to common shares by the numbers of common shares outstanding.

Valuation of Investments

Pursuant to Rule 2a-5 under the 1940 Act, the Board of Trustees (the “Board”) has designated NexPoint as the Fund’s valuation designee to perform the fair valuation determination for securities and other assets held by the Fund. NexPoint acting through its “Valuation Committee,” is responsible for determining the fair value of investments for which market quotations are not readily available. The Valuation Committee is comprised of officers of NexPoint and certain of NexPoint’s affiliated companies and determines fair value and oversees the calculation of the NAV. The Valuation Committee is subject to Board oversight and certain reporting and other requirements intended to provide the Board the information it needs to oversee NexPoint’s fair value determinations.

The Fund’s investments are recorded at fair value. In computing the Fund’s net assets attributable to shares, securities with readily available market quotations on the NYSE, National Association of Securities Dealers Automated Quotation (“NASDAQ”) or other nationally recognized exchange, use the closing quotations on the respective exchange for valuation of those securities. Securities for which there are no readily available market quotations will be valued pursuant to policies and procedures adopted by NexPoint and approved by the Board. Typically, such securities will be valued at the mean between the most recently quoted bid and ask prices provided by the principal market makers. If there is more than one such principal market maker, the value shall be the average of such means. Securities without a sale price or quotations from principal market makers on the valuation day may be priced by an independent pricing service. Generally, the Fund’s loan and bond positions are not traded on exchanges and consequently are valued based on a mean of the bid and ask price from the third-party pricing services or broker-dealer sources that the Investment Adviser has determined to have the capability to provide appropriate pricing services.

Securities for which market quotations are not readily available, or for which the Fund has determined that the price received from a pricing service or broker-dealer is “stale” or otherwise does not represent fair value (such as when events materially affecting the value of securities occur between the time when market price is determined and calculation of the Fund’s NAV, will be valued by the Fund at fair value, as determined by the Valuation Committee in good faith in accordance with policies and procedures established by NexPoint and approved by the Board, taking into account factors reasonably determined to be relevant, including, but not limited to: (i) the fundamental analytical data relating to the investment; (ii) the nature and duration of restrictions on disposition of the securities; and (iii) an evaluation of the forces that influence the market in which these securities are purchased and sold. In these cases, the Fund’s NAV will reflect the affected portfolio securities’ fair value as determined in the judgment of the Valuation Committee instead of being determined by the market. Using a fair value pricing methodology to value securities may result in a value that is different from a security’s most recent sale price and from the prices used by other investment companies to calculate their NAVs. Determination of fair value is uncertain because it involves subjective judgments and estimates.

There can be no assurance that the Fund’s valuation of a security will not differ from the amount that it realizes upon the sale of such security. Those differences could have a material impact to the Fund. The NAV shown in the Fund’s financial statements may vary from the NAV published by the Fund as of its year end because portfolio securities transactions are accounted for on the trade date (rather than the day following the trade date) for financial statement purposes.

SEMI-ANNUAL REPORT | 14

Notes to Financial Statements (unaudited)

June 30, 2026	Highland Opportunities and Income Fund

Deferred Financing Costs on the Preferred Stock

Deferred financing costs on the preferred shares consist of fees and expenses incurred in connection with the closing of the preferred stock offerings, and are capitalized at the time of payment. Based on ASC 480-10-S99, preferred stock that, by its terms, is contingently redeemable upon the occurrence of an event that is outside of the issuer’s control should be classified as mezzanine equity; therefore, these costs are only amortized once it is probable the shares will become redeemable. As of June 30, 2026, the Fund is compliant with all contingent redemption provisions of the preferred offering, therefore the financing costs are currently unamortized until probable. Deferred financing costs of $5.6 million are presented net with the mezzanine equity cumulative preferred shares Series A and B on the Statement of Assets and Liabilities.

Issuer	Shares at December 31, 2025	Beginning Value as of December 31, 2025	Issuance Net Liquidation Value	Deferred Issuance Costs	Paydowns	Balance net of Deferred Financing Costs at June 30, 2026	Shares at June 30, 2026

Cumulative preferred shares (Series A)	5,800,000	$139,756,249	$145,000,000	$5,243,751	$—	$139,756,249	5,800,000

Issuer	Shares at December 31, 2025	Beginning Value as of December 31, 2025	Issuance Net Liquidation Value	Deferred Issuance Costs	Paydowns	Balance net of Deferred Financing Costs at June 30, 2026	Shares at June 30, 2026

Cumulative preferred shares (Series B)	—	$—	$100,000,000	$402,096	$—	$99,597,904	4,000,000

Amounts designated as (—) are zero or $0.

Fair Value Measurements

The Fund has performed an analysis of all existing investments and derivative instruments to determine the significance and character of inputs to their fair value determination. The levels of fair value inputs used to measure the Fund’s investments are characterized into a fair value hierarchy. Where inputs for an asset or liability fall into more than one level in the fair value hierarchy, the investment is classified in its entirety based on the lowest level input that is significant to that investment’s valuation. The three levels of the fair value hierarchy are described below:

Level 1 —	Quoted unadjusted prices for identical instruments in active markets to which the Fund has access at the date of measurement;

Level 2 —

Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active, but are valued based on executed trades; broker quotations that constitute an executable price; and alternative pricing sources supported by observable inputs are classified within Level 2. Level 2 inputs are either directly or indirectly observable for the asset in connection with market data at the measurement date; and

Level 3 —

Model derived valuations in which one or more significant inputs or significant value drivers are unobservable. In certain cases, investments classified within Level 3 may include securities for which the Fund has obtained indicative quotes from broker-dealers that do not necessarily represent prices the broker may be willing to trade on, as such quotes can be subject to material management judgment. Unobservable inputs are those inputs that reflect the Fund’s own assumptions that market participants would use to price the asset or liability based on the best available information.

The Investment Adviser has established policies and procedures, as described above and approved by the Board, to ensure that valuation methodologies for investments and financial instruments that are categorized within all levels of the fair value hierarchy are fair and consistent. A Valuation Committee has been established to provide oversight of the valuation policies, processes and procedures, and is comprised of personnel from the Investment Adviser and its affiliates. The Valuation Committee meets monthly to review the proposed valuations for investments and financial instruments and is responsible for evaluating the overall fairness and consistent application of established policies.

SEMI-ANNUAL REPORT | 15

Notes to Financial Statements (unaudited)

June 30, 2026	Highland Opportunities and Income Fund

As of June 30, 2026, the Fund’s investments consisted of common stock, U.S. senior loans, LLC interest, preferred stock, registered investments companies, collateralized loan obligations, corporate bonds and notes, warrants, repurchase agreements, and a cash equivalent. The fair value of the Fund’s senior loans and bonds are generally based on quotes received from brokers or independent pricing services. Loans, bonds and asset-backed securities with quotes that are based on actual trades with a sufficient level of activity on or near the measurement date are classified as Level 2 assets. Loans and bonds that are priced using quotes derived from implied values, indicative bids, or a limited number of actual trades are classified as Level 3 assets because the inputs used by the brokers and pricing services to derive the values are not readily observable. The fair value of the Fund’s futures contracts are valued based on the settlement price established each day by the board of trade or exchange on which they principally trade and are classified as Level 1. The fair value of the Fund’s LLC interest is valued using a NAV approach with the fair value of policies provided by a third party and is classified as a Level 3 asset. The fair value of the Fund’s collateralized loan obligations are valued using prices provided by either brokers or pricing services and are classified as Level 2 assets.

The fair value of the Fund’s common stocks, registered investment companies, rights and warrants that are not actively traded on national exchanges are generally priced using quotes derived from implied values, indicative bids, or a limited amount of actual trades and are classified as Level 3 assets because the inputs used by the brokers and pricing services to derive the values are not readily observable.

Exchange-traded options are valued based on the last trade price on the primary exchange on which they trade. If an option does not trade, the mid-price, which is the mean of the bid and ask price, is utilized to value the option.

At the end of each calendar quarter, the Investment Adviser evaluates the Level 2 and 3 assets and liabilities for changes in liquidity, including but not limited to: whether a broker is willing to execute at the quoted price, the depth and consistency of prices from third party services, and the existence of contemporaneous, observable trades in the market. Additionally, the Investment Adviser evaluates the Level 1 and 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

Reverse repurchase agreements are priced at their acquisition cost, and assessed for credit adjustments, which represent fair value. These investments will generally be categorized as Level 2 liabilities.

Repurchase agreements are priced at their acquisition cost, which represents fair value.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise be less liquid than publicly traded securities.

SEMI-ANNUAL REPORT | 16

Notes to Financial Statements (unaudited)

June 30, 2026	Highland Opportunities and Income Fund

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. A summary of the inputs used to value the Fund’s assets and liabilities as of June 30, 2026, is as follows:

	Total value at June 30, 2026 ($)	Level 1 Quoted Price ($)	Level 2 Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)

Highland Opportunities and Income Fund

Assets

Common Stock

Communication Services	11,037,026	—	—	11,037,026

Energy	1,839,549	1,795,936	—	43,613

Healthcare	17,739,324	—	—	17,739,324

Real Estate	413,845,767	71,773,463	—	342,072,304^

Common Stock - Measured at NAV(1)

Financials	15,783,323	—	—	—

Real Estate	6,561,795	—	—	—

U.S. Senior Loans

Communication Services	21,619,028	—	5,893,560	15,725,468

Financials	912,078	—	912,078	—

Healthcare	40,060,935	—	—	40,060,935

Real Estate	149,361,567	—	—	149,361,567

LLC Interest	51,187,201	—	—	51,187,201

Preferred Stock

Healthcare	24,461,080	—	—	24,461,080

Real Estate	19,047,007	5,087,015	930,650	13,029,342

Registered Investment Companies	27,396,903	27,396,903	—	—

Collateralized Loan Obligations	4,599,225	—	4,599,225	—

Corporate Bonds & Notes

Communication Services	2,861	—	2,861	—

Financials	3,920,000	—	3,920,000	—

Mortgage-Backed Security	4,000,000	—	4,000,000	—

Warrants

Healthcare	3,240,000	—	—	3,240,000

Repurchase Agreements	633,079	—	633,079	—

Cash Equivalent	43,662,882	43,662,882	—	—

Total Assets	860,910,630	149,716,199	20,891,453	667,957,860

Total	860,910,630	149,716,199	20,891,453	667,957,860

^	This category includes securities with a value of zero.
(1)

Certain investments measured at fair value using net asset value per share (or its equivalent) as a practical expedient and have not been categorized in the fair value hierarchy. The fair value amounts presented in these tables are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Investment Portfolio.

Amounts designated as (—) are $0.

SEMI-ANNUAL REPORT | 17

Notes to Financial Statements (unaudited)

June 30, 2026	Highland Opportunities and Income Fund

The table below sets forth a summary of changes in the Fund’s assets measured at fair value using significant unobservable inputs (Level 3) for the six months ended June 30, 2026.

	Balance as of December 31, 2025 $	Transfers Into Level 3 $	Transfers Out of Level 3 $	Accrued Discounts (Premiums) $	Distribution to Return Capital $	Realized Gain (Loss) $	Net Change in Unrealized Appreciation (Depreciation) $	Net Purchases $	Net Sales $		Balance as of June 30, 2026 $	Change in Unrealized Appreciation (Depreciation) from Investments held at June 30, 2026 $

Common Stock

Communication Services	11,889,034	—	—	—	—	—	(852,008)	—	—		11,037,026	(852,008)

Energy	43,613	—	—	—	—	—	—	—	—		43,613	—

Healthcare	25,207,879	—	—	—	—	—	(7,468,555)	—	—		17,739,324	(7,468,555)

Real Estate	307,711,509	—	—	—	—	—	(4,649,159)	29,711,636	—		342,072,304	4,649,159

U.S. Senior Loans

Communication Services	14,537,290	—	—	481	—	—	199,210	988,487	—		15,725,468	199,210

Healthcare	39,178,164	—	—	—	—	—	—	882,771	—		40,060,935	—

Real Estate	189,288,728	—	—	(3)	—	—	(53,889,040)	24,510,246	(10,548,364	) *	149,361,567	(53,889,040)

LLC Interest	66,441,755	—	—	—	—	—	(10,254,554)	—	(5,000,000	) *	51,187,201	(10,254,554)

Preferred Stock

Healthcare	23,230,738	—	—	—	—	—	1,230,342	—	—		24,461,080	1,230,342

Real Estate	—	—	—	—	—	—	9,829,342	3,200,000	—		13,029,342	9,829,342

Warrants

Healthcare	3,240,000		—	—	—	—	—	—	—		3,240,000	—

Total	680,768,710	—	—	478	—	—	(56,556,104)	59,293,140	(15,548,364)		667,957,860	(56,556,104)

* Sales resulting from transfer in-kind and/or paydown at par. No realized gain (loss) associated with these transactions.

Amounts designated as (—) are $0.

Investments designated as Level 3 may include assets valued using quotes or indications furnished by brokers which are based on models or estimates without observable inputs and may not be executable prices. In light of the developing market conditions, the Investment Adviser continues to search for observable data points and evaluate broker quotes and indications received for portfolio investments.

For the six months ended June 30, 2026, there were no transfers in or out of level 3.

SEMI-ANNUAL REPORT | 18

Notes to Financial Statements (unaudited)

June 30, 2026	Highland Opportunities and Income Fund

Determination of fair value is uncertain because it involves subjective judgements and estimates that are unobservable. The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category	Fair Value at 06/30/26 $	Valuation Technique	Unobservable Inputs	Range lnput Value(s) (Average Input Value)

Common Stock	370,892,267	Multiples Analysis	Unadjusted Price/MHz-PoP	$0.10 - $1.10 ($0.57)

			Revenue Multiples	0.40x - 0.55x (0.48x)

			Multiple of EBITDA less CAPEX	9.50x - 13.00x (11.13x)

		Discounted Cash Flow	Discount Rate	7.00% - 29.50% (15.44%)

			Capitalization Rate	5.00% - 5.75% (5.38%)

			Price per Sq. Ft.	$30.00 - $32.00 ($31.00) $1,138 - $1,285

		Transaction Indication of Value	Enterprise Value ($mm)	($1,211.50)

			Price per Share	$8.48

		NAV Approach	N/A	N/A

		Market Approach	Enterprise Value ($mm)

U.S. Senior Loans	205,147,970	Discounted Cash Flow	Discount Rate	6.33% - 18.50% (12.30%)

		Volatility Analysis	Volatility	55.00% - 65.00% (60.00%)

		Transaction Indication of Value	Cost Price	$6.38mm - $12.22mm ($9.30mm)

LLC Interest	51,187,201	Discounted Cash Flow	Discount Rate	14.00%

Preferred Stock	37,490,422	Option Pricing Model	Volatility	40% - 60% (50%)

				$695.50 - $793.10

		Transaction Indication of Value	Enterprise Value ($mm)	($744.30)

		Discounted Cash Flow	Discount Rate	11.00%

Warrants	3,240,000	Option Pricing Model	Volatility	40% - 60% (50%)

	667,957,860

In addition to the unobservable inputs utilized for various valuation methodologies, the Fund frequently uses a combination of two or more valuation methodologies to determine fair value for a single holding. In such instances, the Fund assesses the methodologies and ascribes weightings to each methodology. The weightings ascribed to any individual methodology ranged from as low as 20% to as high as 80% as of June 30, 2026. The selection of weightings is an inherently subjective process, dependent on professional judgement. These selections may have a material impact to the concluded fair value for such holdings.

The significant unobservable inputs used in the fair value measurement of the Fund’s preferred stock are: volatility, enterprise value, and discount rate. Significant decreases (increases) in any of those inputs in isolation could result in a significantly higher (lower) fair value measurement.

The significant unobservable inputs used in the fair value measurement of the Fund’s U.S. Senior Loans are: the discount rate, volatility and cost price. Significant decreases (increases) in any of those inputs in isolation could result in a significantly higher (lower) fair value measurement.

The significant unobservable inputs used in the fair value measurement of the Fund’s common stock are: the unadjusted price/MHz-PoP, revenue multiple, EBITDA multiple less CAPEX, discount rate, capitalization rate, price per sq. ft., enterprise value, and price per share. Significant increases (decreases) in any of those inputs in isolation could result in a significantly lower (higher) fair value measurement. Generally, a change in the assumption used for the risk discount is accompanied by a directionally opposite change in the assumption for the price/MHz-PoP multiple.

The significant unobservable input used in the fair value measurement of the Fund’s LLC interests is the discount rate. Significant decreases (increases) in any of those inputs in isolation could result in a significantly higher (lower) fair value measurement.

SEMI-ANNUAL REPORT | 19

Notes to Financial Statements (unaudited)

June 30, 2026	Highland Opportunities and Income Fund

The significant unobservable input used in the fair value measurement of the Fund’s warrants is volatility. Significant decreases (increases) in any of those inputs in isolation could result in a significantly higher (lower) fair value measurement.

In accordance with ASC 820-10, investments that are measured at fair value using the NAV per share (or its equivalent) practical expedient have not been classified in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Investment Portfolio and Statement of Assets and Liabilities.

There are two investments reported at fair value using the NAV per share practical expedient. The first is a private Life Sciences REIT and the second is a private equity fund focused on growth-stage consumer companies, neither of which allows redemptions.

Security Transactions

Security transactions are accounted for on the trade date. Realized gains/(losses) on investments sold are recorded on the basis of the specific identification method for both financial statement and U.S. federal income tax purposes taking into account any foreign taxes withheld.

Income Recognition

Corporate actions (including cash dividends) are recorded on the ex-dividend date, net of applicable withholding taxes, except for certain foreign corporate actions, which are recorded as soon after ex-dividend date as such information becomes available and is verified. Interest income and payments in kind are recorded on the accrual basis.

Accretion of discount on taxable bonds and loans is computed to the maturity date, while amortization of premium on taxable bonds and loans is computed to the earliest call date, whichever is shorter, both using the effective yield method. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

The Fund records distributions received from investments in real estate investment trusts (“REIT”) and partnerships in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available, and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Fund adjusts the estimated amounts once the issuers provide information about the actual composition of the distributions.

U.S. Federal Income Tax Status

The Fund is treated as a separate taxpayer for U.S. federal income tax purposes. The Fund intends to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986 (the “Code”), as amended, and will distribute substantially all of its taxable income and gains, if any, for the tax year, and as such, generally will not be subject to U.S. federal income taxes. In addition, the Fund intends to distribute, in each calendar year, all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to U.S. federal excise tax. Therefore, no U.S. federal income or excise tax provisions are typically recorded. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in Statement of Operations. There were no interest or penalties during the six months ended June 30, 2026.

The Investment Advisor has analyzed the Fund’s tax positions taken on U.S. federal and state income tax returns for all open tax years and the Fund has recorded a liability related to an uncertain tax position in accordance with ASC 740. The Fund will recognize any resulting adjustment in the period in which the uncertainty is resolved. The Fund’s U.S. federal and state income and U.S. federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue. Furthermore, the Investment Adviser of the Fund is also not aware of any other tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next 12 months.

Distributions to Shareholders

The Fund plans to pay distributions from net investment income monthly and net realized capital gains annually

SEMI-ANNUAL REPORT | 20

Notes to Financial Statements (unaudited)

June 30, 2026	Highland Opportunities and Income Fund

to common shareholders. To permit the Fund to maintain more stable monthly distributions and annual distributions, the Fund may from time to time distribute less than the entire amount of income and gains earned in the relevant month or year, respectively. The undistributed income and gains would be available to supplement future distributions. In certain years, this practice may result in the Fund distributing, during a particular taxable year, amounts in excess of the amount of income and gains earned therein. Such distributions would result in a portion of each distribution occurring in that year to be treated as a return of capital to shareholders. Shareholders of the Fund will automatically have all distributions reinvested in Common Shares of the Fund issued by the Fund in accordance with the Fund’s Dividend Reinvestment Plan (the “Plan”) unless an election is made to receive cash. The number of newly issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the lesser of (i) the NAV per Common Share determined on the Declaration Date and (ii) the market price per Common Share as of the close of regular trading on the NYSE on the Declaration Date. Participants in the Plan requesting a sale of securities through the plan agent of the Plan are subject to a sales fee and a brokerage commission.

Statement of Cash Flows

Information on financial transactions which have been settled through the receipt or disbursement of cash is presented in the Statement of Cash Flows. The cash amount shown in the Statement of Cash Flows is the amount included within the Fund’s Statement of Assets and Liabilities and includes cash on hand at its custodian bank and/or sub-custodian bank(s) cash equivalents, foreign currency and restricted cash held at broker(s).

Cash & Cash Equivalents

The Fund considers liquid assets deposited with a bank and certain short-term debt instruments of sufficient credit quality with original maturities of three months or less to be cash equivalents. These investments represent amounts held with financial institutions that are readily accessible to pay Fund expenses or purchase investments. Cash and cash equivalents are valued at cost plus accrued interest, which approximates fair value. The value of cash equivalents denominated in foreign currencies is determined by converting to U.S. dollars on the date of this financial report.

These balances may exceed the federally insured limits under the Federal Deposit Insurance Corporation (“FDIC”).

Foreign Currency

Accounting records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at exchange rates using the current 4:00 PM London Time Spot Rate. Fluctuations in the value of the foreign currencies and other assets and liabilities resulting from changes in exchange rates, between trade and settlement dates on securities transactions and between the accrual and payment dates on dividends, interest income and foreign withholding taxes, are recorded as unrealized foreign currency gains/(losses). Realized gains/(losses) and unrealized appreciation/(depreciation) on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not segregated in the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Securities Sold Short

The Fund may sell securities short. A security sold short is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline. When the Fund sells a security short, it must borrow the security sold short from a broker-dealer and deliver it to the buyer upon conclusion of the transaction. The Fund may have to pay a fee to borrow particular securities and is obligated to pay over any dividends or other payments received on such borrowed securities. In some circumstances, the Fund may be allowed by its prime broker to utilize proceeds from securities sold short to purchase additional investments, resulting in leverage. There were securities fair valued at $15,898,116 posted in the Fund’s segregated account as collateral as of June 30, 2026.

Other Fee Income

Fee income may consist of origination/closing fees, amendment fees, administrative agent fees, transaction break-up fees and other miscellaneous fees. Origination

SEMI-ANNUAL REPORT | 21

Notes to Financial Statements (unaudited)

June 30, 2026	Highland Opportunities and Income Fund

fees, amendment fees, and other similar fees are nonrecurring fee sources. Such fees are received on a transaction by transaction basis and do not constitute a regular stream of income and are recognized when incurred.

Practical Expedient

Pursuant to ASC Topic 820, Fair Value Measurement, the Fund may elect to use net asset value per share or its equivalent as a practical expedient to measure the Company’s interest in limited partnership investments at fair value, unless it is probable that the investment will be sold at a value different from its NAV. However, in order for the Company to use this methodology, the company must calculate NAV in a manner consistent with the measurement principles established by ASC Topic 820. The Fund is using the practical expedient as of June 30, 2026.

Note 3. Derivative Transactions

The Fund is subject to equity securities risk, interest rate risk and currency risk in the normal course of pursuing its investment objectives. The Fund enters into derivative transactions for the purpose of hedging against the effects of changes in the value of portfolio securities due to anticipated changes in market conditions, to gain market exposure for residual and accumulating cash positions and for managing the duration of fixed income investments.

Futures Contracts

A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. The Fund may invest in interest rate, financial and stock or bond index futures contracts subject to certain limitations. The Fund invests in futures contracts to manage its exposure to the stock and bond markets and fluctuations in currency values. Buying futures tends to increase the Fund’s exposure to the underlying instrument while selling futures tends to decrease the Fund’s exposure to the underlying instrument, or economically hedge other Fund investments. With futures contracts, there is minimal counterparty credit risk to the Fund since futures contracts are exchange-traded and the exchange’s clearinghouse, as counterparty to all traded futures, guarantees the futures against default. The Fund’s risks in using these contracts include changes in the value of the underlying instruments, non-performance of the counterparties under the contracts’ terms and changes in the liquidity of the secondary market for the contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they principally trade.

Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount, known as initial margin deposit. Subsequent payments, known as variation margins, are made or can be received by the Fund each day, depending on the daily fluctuation in the fair value of the underlying security. The Fund records an unrealized gain/(loss) equal to the daily variation margin. Should market conditions move unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may incur a loss. The Fund recognizes a realized gain/(loss) on the expiration or closing of a futures contract.

During the six months ended June 30, 2026, the Fund did not enter into futures transactions for the purpose of hedging against the effects of changes in the value of portfolio securities due to anticipated changes in market conditions, and to gain market exposure for residual and accumulating cash positions.

Options

The Fund may utilize options on securities or indices to varying degrees as part of their principal investment strategy. An option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option at a specified exercise or “strike” price. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. The Fund may hold options, write option contracts, or both.

If an option written by the Fund expires unexercised, the Fund realizes on the expiration date a capital gain equal to the premium received by the Fund at the time the option was written. If an option purchased by the Fund expires unexercised, the Fund realizes a capital loss equal to the premium paid. Prior to the earlier of exercise or expiration, an exchange-traded option may

SEMI-ANNUAL REPORT | 22

Notes to Financial Statements (unaudited)

June 30, 2026	Highland Opportunities and Income Fund

be closed out by an offsetting purchase or sale of an option of the same series (type, underlying security, exercise price and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when the Fund desires.

The Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if the cost of the closing option is more than the premium received from writing the option, a capital loss. The Fund will realize a capital gain from a closing sale transaction if the premium received from the sale is more than the original premium paid when the option position was opened, or a capital loss, if the premium received from a sale is less than the original premium paid.

As of June 30, 2026, the Fund did not hold written options.

Reverse Repurchase Agreements

The Fund may engage in reverse repurchase agreement transactions with respect to instruments that are consistent with the Fund’s investment objective or policies. This creates leverage for the Fund because the cash received can be used to purchase other securities.

A reverse repurchase transaction is a repurchase transaction in which the Fund is the seller of securities or other assets and agrees to repurchase them at a date certain or on demand. Pursuant to the Repurchase Agreement, the Fund may agree to sell securities or other assets to Mizuho Securities for an agreed upon price (the “Purchase Price”), with a simultaneous agreement to repurchase such securities or other assets from Mizuho Securities for the Purchase Price plus a price differential that is economically similar to interest. The price differential is negotiated for each transaction. This creates leverage for the Fund because the cash received can be used to purchase other securities.

At June 30, 2026, the Fund did not hold reverse repurchase agreements.

Additional Derivative Information

The Fund is required to disclose; a) how and why an entity uses derivative instruments; b) how derivative instruments and related hedged items are accounted for; c) how derivative instruments and related hedged items affect an entity’s financial position, financial performance and cash flows; and d) how the netting of derivatives subject to master netting arrangements (if applicable) affects the net exposure of the Fund related to the derivatives.

Note 4. Securities Lending

Effective January 7, 2020, the Fund entered into a securities lending agreement with The Bank of New York Mellon (“BNY” or the “Lending Agent”).

Securities lending transactions are entered into by the Fund under the Securities Lending Agreement (“SLA”), which permits the Fund, under certain circumstances such as an event of default, to offset amounts payable by the Fund to the same counterparty against amounts receivable from the counterparty to create a net payment due to or from the Fund.

The following is a summary of securities lending agreements held by the Fund, with cash collateral of overnight maturities and non-cash collateral, which would be subject to offset as of June 30, 2026.

Gross Amount of Recognized Assets (Value of Securities on Loan) $	Value of Cash Collateral Received(1) $	Value of Non-Cash Collateral Received $	Net Amount $

1,008,649	1,008,649	—	—

(1)

Collateral received in excess of market value of securities on loan is not presented in this table. The total cash collateral received by the Fund is disclosed in the Statement of Assets and Liabilities.

Amounts	designated as “—“ are $0.

SEMI-ANNUAL REPORT | 23

Notes to Financial Statements (unaudited)

June 30, 2026	Highland Opportunities and Income Fund

The value of loaned securities and related collateral outstanding at June 30, 2026 are shown in the Investment Portfolio. The value of the collateral held may be temporarily less than that required under the lending contract. As of June 30, 2026, the cash collateral was invested in repurchase agreements with the following maturities:

	Overnight and Continuous	<30 Days	Between 30 & 90 Days	>90 Days	Total

Repurchase Agreements	$633,079	$—	$—	$—	$633,079

Total	$633,079	$—	$—	$—	$633,079

The Fund could seek additional income by making secured loans of its portfolio securities through its custodian. Such loans would be in an amount not greater than one-third of the value of the Fund’s total assets. BNY would charge a fund fees based on a percentage of the securities lending income.

The fair value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral is returned by the Fund, on the next business day.

The Fund would receive collateral consisting of cash (U.S. and foreign currency), securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, sovereign debt, convertible bonds, irrevocable bank letters of credit or such other collateral as may be agreed on by the parties to a securities lending arrangement, initially with a value of 102% or 105% of the market value of the loaned securities and thereafter maintained at a value of 100% of the market value of the loaned securities. If the collateral consists of non-cash collateral, the borrower would pay the Fund a loan premium fee. If the collateral consists of cash, BNY would reinvest the cash in repurchase agreements and money market accounts. Although voting rights, or rights to consent, with respect to the loaned securities pass to the borrower, the Fund would recall the loaned securities upon reasonable notice in order that the securities could be voted by the Fund if the holders of such securities are asked to vote upon or consent to matters materially affecting the investment. The Fund also could call such loans in order to sell the securities involved.

Securities lending transactions entered into pursuant to the SLA provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaulted, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than that of the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an SLA counterparty’s bankruptcy or insolvency. Under the SLA, the Fund can reinvest cash collateral, or, upon an event of default, resell or repledge the collateral, and the borrower can resell or repledge the loaned securities. The risks of securities lending also include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate this risk, the Fund benefits from a borrower default indemnity provided by BNY. BNY’s indemnity generally provides for replacement of securities lent or the approximate value thereof.

Note 5. U.S. Federal Income Tax Information

The character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from GAAP. These differences include (but are not limited to) investments organized as partnerships for tax purposes, tax treatment of organizational start-up costs, losses deferred due to wash sale transactions, and tax attributes from Fund reorganizations. Reclassifications are made to the Fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. These reclassifications have no impact on net investment income, realized gains or losses, or NAV of the Fund.

SEMI-ANNUAL REPORT | 24

Notes to Financial Statements (unaudited)

June 30, 2026	Highland Opportunities and Income Fund

The calculation of net investment income per share in the Financial Highlights table excludes these adjustments.

For the year ended December 31, 2025, permanent differences chiefly resulting from reclasses relating to partnerships were identified and reclassified among the components of the Fund’s net assets as follows:

Distributable Earnings (Accumulated Losses) $	Paid-in- Capital $

3,252,804	(3,252,804)

At December 31, 2025, the Fund’s most recent tax year end, components of distributable earnings (accumulated losses) on a tax basis are as follows:

Other Temporary Losses $	Accumulated Capital Losses $	Unrealized Appreciation (Depreciation)(1) $

71	(147,190,048)	(490,104,383)

(1)

Any differences between book-basis and tax-basis net unrealized appreciation/(depreciation) are primarily due to wash sales, consent dividends, partnerships, REIT basis adjustments and difference in premium amortization methods for book and tax.

As of December 31, 2025, the Fund had capital loss carryovers as indicated below. The capital loss carryovers are available to offset future realized capital gains to the extent provided in the Code and regulations promulgated thereunder. To the extent that these carryover losses are used to offset future capital gains, the gains offset will not be distributed to shareholders. During the year ended December 31, 2025, the Fund utilized $4,758,198 of capital loss carryforwards to offset capital gains.

No Expiration Short-Term $	No Expiration Long-Term $	Total $

(1,202,786)	(145,987,262)	(147,190,048)

Qualified Late Year Ordinary and Post October Losses

Under current laws, certain capital losses and specified losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the fiscal year ended December 31, 2025, the Fund did not defer any qualified late year ordinary nor post October losses.

The tax character of distributions paid during the last two fiscal years ended December 31, is as follows:

	Ordinary Income $	Long-term Capital Gain $	Return of Capital $

2025	4,445,349	—	21,897,887

2024	27,128,703	—	3,460,603

Amounts	designated as (—) are $0.

Unrealized appreciation (depreciation) at June 30, 2026, based on cost of investments and foreign currency transactions for U.S. federal income tax purposes was:

Gross Appreciation $	Gross Depreciation $	Net Appreciation/ (Depreciation) $	Cost $

63,610,892	(522,010,824)	(458,399,932)	1,275,647,680

SEMI-ANNUAL REPORT | 25

Notes to Financial Statements (unaudited)

June 30, 2026	Highland Opportunities and Income Fund

Note 6. Investment Advisory, Administration and Trustee Fees

For its investment advisory services, the Fund pays the Investment Adviser a monthly fee, computed and accrued daily, based on an annual rate of the Fund’s Average Daily Managed Assets. Average Daily Managed Assets of a Fund means the average daily value of the total assets of a Fund less all accrued liabilities of a Fund (other than the aggregate amount of any outstanding borrowings constituting financial leverage). On occasion, the Investment Adviser voluntarily waives additional fees to the extent assets are invested in certain affiliated investments.

The table below shows the Fund’s contractual advisory fee with the Investment Adviser for the six months ended June 30, 2026:

Annual Fee Rate to the Investment Adviser	> 1 Billion	> 2 Billion

0.65%	0.60%	0.55%

Administration Fee

The Investment Adviser provides administrative services to the Fund. For its services, the Investment Adviser receives an annual fee, payable monthly, in an amount equal to 0.20% of the average monthly value of the Fund’s Managed Assets. Under a separate sub-administration agreement, the Investment Adviser delegates certain administrative functions and pays the sub-administrator directly for these sub-administration services. Effective October 1, 2018, the Investment Adviser entered into an administrative services agreement with SEI Investments Global Funds Services, a wholly owned subsidiary of SEI Investments Company.

Fees Paid to Officers and Trustees

Each Trustee who oversees all of the funds in the NexPoint Fund Complex receives an annual retainer of $150,000 payable in quarterly installments and allocated among each portfolio in the NexPoint Fund Complex based on relative net assets. The annual retainer for a Trustee who does not oversee all of the funds in the NexPoint Fund Complex is prorated based on the portion of the $150,000 annual retainer allocable to the funds overseen by such Trustee. The Chairman of the Board receives an additional annual payment of $20,000 and the Chairperson of each Committee receives an additional annual payment of $10,000 payable in quarterly installments and allocated among each portfolio in the NexPoint Fund Complex based on relative net assets. The “NexPoint Fund Complex” consists of all of the registered investment companies advised by the Investment Adviser or its affiliated advisers as of the date of this report and NexPoint Capital, Inc., a closed-end management investment company that has elected to be treated as a business development company under the 1940 Act.

The Fund pays no compensation to its officers, all of whom are employees of the Investment Adviser or one of its affiliates.

Trustees are reimbursed for actual out-of-pocket expenses relating to attendance at meetings.

The Trustees do not receive any separate compensation in connection with service on Committees or for attending Board or Committee Meetings. The Trustees do not have any pension or retirement plan.

Expedited Settlement Agreements

On June 15, 2017 and May 14, 2019, the Fund entered into Expedited Settlement Agreements with two major dealers in the floating rate loan market, pursuant to which the Fund has the right to designate certain loans it sells to the dealer to settle on or prior to three days from the trade date in exchange for a quarterly fee (the “Expedited Settlement Agreements”). The Expedited Settlement Agreements are designed to reduce settlement times from the standard seven days to three days for eligible loans. For the six months ended June 30, 2026, the Expedited Settlement Agreement was not used by the Fund.

While the Expedited Settlement Agreements are intended to provide the Fund with additional liquidity with respect to such loans, and may not represent the exclusive method of expedited settlement of such loans, no assurance can be given that the Expedited Settlement Agreements or other methods for expediting settlements will provide the Fund with sufficient liquidity in the event of abnormally large redemptions.

Other Matters

NexPoint has entered into a Services Agreement (the “Services Agreement”) with Highgate Consulting Group, Inc., doing business as (“Skyview”), pursuant to

SEMI-ANNUAL REPORT | 26

Notes to Financial Statements (unaudited)

June 30, 2026	Highland Opportunities and Income Fund

which NexPoint will receive administrative and operational support services to enable it to provide the required advisory services to the Fund.

Certain Skyview personnel are dual-employees of NexPoint. The same services are being performed by the dual-employees. The Investment Adviser, and not the Fund, will compensate all Investment Adviser, Skyview, and dual-employee personnel who provide services to the Fund.

Indemnification

Under the Fund’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

Note 7. Disclosure of Significant Risks and Contingencies

The Fund’s investments expose the Fund to various risks, certain of which are discussed below. Please refer to the Fund’s Prospectus and Statement of Additional Information for a full listing of risks associated with the Fund’s investments.

Anti-Takeover Provisions Risk

The Fund’s articles of incorporation and bylaws include provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to an open-end fund.

Concentration in Real Estate Securities Risk

Although the Fund does not invest directly in real estate, the Fund will concentrate its investments in investment vehicles that invest principally in real estate and real estate related securities, its portfolio will be significantly impacted by the performance of the real estate market and may experience more volatility and be exposed to greater risk than a more diversified portfolio. The values of companies engaged in the real estate industry are affected by: (i) changes in general economic and market conditions; (ii) changes in the value of real estate properties; (iii) risks related to local economic conditions, overbuilding and increased competition; (iv) increases in property taxes and operating expenses; (v) changes in zoning laws; (vi) casualty and condemnation losses; (vii) variations in rental income, neighborhood values or the appeal of property to tenants; (viii) the availability of financing and (ix) changes in interest rates and leverage.

Counterparty Risk

Counterparty risk is the potential loss the Fund may incur as a result of the failure of a counterparty or an issuer to make payments according to the terms of a contract. Counterparty risk is measured as the loss the Fund would record if its counterparties failed to perform pursuant to the terms of their obligations to the Fund. Because the Fund may enter into over-the-counter forwards, options, swaps and other derivative financial instruments, the Fund may be exposed to the credit risk of its counterparties. To limit the counterparty risk associated with such transactions, the Fund conducts business only with financial institutions judged by the Investment Adviser to present acceptable credit risk.

Credit Risk

The value of debt securities owned by the Fund may be affected by the ability of issuers to make principal and interest payments and by the issuer’s or counterparty’s credit quality. If an issuer cannot meet its payment obligations or if its credit rating is lowered, the value of its debt securities may decline. Lower quality bonds are generally more sensitive to these changes than higher quality bonds. Non-payment would result in a reduction of income to the Fund, a reduction in the value of the obligation experiencing non-payment and a potential decrease in the Fund’s net asset value and the market price of the Fund’s shares.

Currency Risk

A portion of the Fund’s assets may be quoted or denominated in non-U.S. currencies. These securities may be adversely affected by fluctuations in relative currency exchange rates and by exchange control regulations. The Fund’s investment performance may be negatively affected by a devaluation of a currency in which the Fund’s investments are quoted or denominated. Further, the Fund’s investment performance may be significantly affected, either positively or negatively, by currency exchange rates because the U.S. dollar value of securities quoted or

SEMI-ANNUAL REPORT | 27

Notes to Financial Statements (unaudited)

June 30, 2026	Highland Opportunities and Income Fund

denominated in another currency will increase or decrease in response to changes in the value of such currency in relation to the U.S. dollar.

Derivatives Risk

Derivatives risk is a combination of several risks, including the risks that: (1) an investment in a derivative instrument may not correlate well with the performance of the securities or asset class to which the Fund seeks exposure, (2) derivative contracts, including options, may expire worthless and the use of derivatives may result in losses to the Fund, (3) a derivative instrument entailing leverage may result in a loss greater than the principal amount invested, (4) derivatives not traded on an exchange may be subject to credit risk, for example, if the counterparty does not meet its obligations (see also “Counterparty Risk”), and (5) derivatives not traded on an exchange may be subject to liquidity risk and the related risk that the instrument is difficult or impossible to value accurately.

In addition, changes in laws or regulations may increase the costs of using derivatives, may limit the availability of some forms of derivatives or the Funds’ ability to use derivatives, and may adversely affect the performance of some derivative instruments used by the Funds as well as the Funds’ ability to pursue its investment objective through the use of such instruments.

Distressed and Defaulted Securities Risk

The Fund may invest in companies that are troubled, in distress or bankrupt. As such, they are subject to a multitude of legal, industry, market, environmental and governmental forces that make analysis of these companies inherently difficult. Further, the Investment Adviser relies on company management, outside experts, market participants and personal experience to analyze potential investments for the Fund. There can be no assurance that any of these sources will prove credible, or that the resulting analysis will produce accurate conclusions.

Equity Securities Risk

The risk that stock prices will fall over short or long periods of time. In addition, common stocks represent a share of ownership in a company, and rank after bonds and preferred stock in their claim on the company’s assets in the event of bankruptcy. In addition to these risks, preferred stock and convertible securities are also subject to the risk that issuers will not make payments on securities held by the Fund, which could result in losses to the Fund. The credit quality of preferred stock and convertible securities held by the Fund may be lowered if an issuer’s financial condition changes, leading to greater volatility in the price of the security.

Exchange-Traded Funds (“ETF”) Risk

The risk that the price movement of an ETF may not exactly track the underlying index and may result in a loss. In addition, shareholders bear both their proportionate share of the Fund’s expenses and similar expenses of the underlying investment company when the Fund invests in shares of another investment company.

Financial Services Industry Risk

The risk associated with the fact that the Fund’s investments in Senior Loans are arranged through private negotiations between a borrower (“Borrower”) and several financial institutions. Investments in the financial services sector may be subject to credit risk, interest rate risk, and regulatory risk, among others. Banks and other financial institutions can be affected by such factors as downturns in the U.S. and foreign economies and general economic cycles, fiscal and monetary policy, adverse developments in the real estate market, the deterioration or failure of other financial institutions, and changes in banking or securities regulations. The financial services industry is subject to extensive government regulation, which can limit both the amounts and types of loans and other financial commitments financial services companies can make and the interest rates and fees they can charge. Profitability is largely dependent on the availability and cost of capital funds, and can fluctuate significantly when interest rates change. Because financial services companies are highly dependent on short-term interest rates, they can be adversely affected by downturns in the U.S. and foreign economies or changes in banking regulations. Losses resulting from financial difficulties of Borrowers can negatively affect financial services companies. The financial services industry is currently undergoing relatively rapid change as existing distinctions between financial service segments become less clear. This change may make it more difficult for the Investment Adviser to analyze investments in this industry. Additionally, the recently increased volatility in the financial markets and implementation of the recent financial reform legislation may affect the financial services industry as a whole in ways that may be difficult to predict.

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Notes to Financial Statements (unaudited)

June 30, 2026	Highland Opportunities and Income Fund

Hedging Risk

The Fund may engage in “hedging,” the practice of attempting to offset a potential loss in one position by establishing an opposite position in another investment. Hedging strategies in general are usually intended to limit or reduce investment risk, but can also be expected to limit or reduce the potential for profit. For example, if the Fund has taken a defensive posture by hedging its portfolio, and stock prices advance, the return to investors will be lower than if the portfolio had not been hedged. No assurance can be given that any particular hedging strategy will be successful, or that the Investment Adviser will elect to use a hedging strategy at a time when it is advisable.

High Yield Debt Securities Risk

The risk that below investment grade securities or unrated securities of similar credit quality (commonly known as “high yield securities” or “junk securities”) are more likely to default than higher rated securities. The Fund’s ability to invest in high-yield debt securities generally subjects the Fund to greater risk than securities with higher ratings. Such securities are regarded by the rating organizations as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. The market value of these securities is generally more sensitive to corporate developments and economic conditions and can be volatile. Market conditions can diminish liquidity and make accurate valuations difficult to obtain.

Illiquid and Restricted Securities Risk

Certain investments made by the Fund may be illiquid, and consequently the Fund may not be able to sell such investments at prices that reflect the Investment Adviser’s assessment of their value or the amount originally paid for such investments by the Fund. Illiquidity may result from the absence of an established market for the investments as well as legal, contractual or other restrictions on their resale and other factors. Furthermore, the nature of the Fund’s investments, especially those in financially distressed companies, may require a long holding period prior to profitability.

Restricted securities (i.e., securities acquired in private placement transactions) and illiquid securities may offer higher yields than comparable publicly traded securities. The Fund, however, may not be able to sell these securities when the Investment Adviser considers it desirable to do so or, to the extent they are sold privately, may have to sell them at less than the price of otherwise comparable securities. Restricted securities are subject to limitations on resale which can have an adverse effect on the price obtainable for such securities. Also, if in order to permit resale the securities are registered under the Securities Act at the Fund’s expense, the Fund’s expenses would be increased.

Interest Rate Risk

The risk that fixed income securities will decline in value because of changes in interest rates. When interest rates decline, the value of fixed rate securities already held by the Fund can be expected to rise. Conversely, when interest rates rise, the value of existing fixed rate portfolio securities can be expected to decline. A fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration.

Leverage Risk

The Fund may use leverage in its investment program, including the use of borrowed funds and investments in certain types of options, such as puts, calls and warrants, which may be purchased for a fraction of the price of the underlying securities. While such strategies and techniques increase the opportunity to achieve higher returns on the amounts invested, they also increase the risk of loss. To the extent the Fund purchases securities with borrowed funds, its net assets will tend to increase or decrease at a greater rate than if borrowed funds are not used. If the interest expense on borrowings were to exceed the net return on the portfolio securities purchased with borrowed funds, the Fund’s use of leverage would result in a lower rate of return than if the Fund were not leveraged.

Management Risk

The risk associated with the fact that the Fund relies on the Investment Adviser’s ability to achieve its investment objective. The Investment Adviser may be incorrect in its assessment of the intrinsic value of the companies whose securities the Fund holds, which may result in a decline in the value of fund shares and failure to achieve its investment objective.

Mortgage-Backed Securities Risk

The risk of investing in mortgage-backed securities, and includes interest rate risk, liquidity risk and credit risk,

SEMI-ANNUAL REPORT | 29

Notes to Financial Statements (unaudited)

June 30, 2026	Highland Opportunities and Income Fund

which may be heightened in connection with investments in loans to “subprime” borrowers. Certain mortgage-backed securities are also subject to prepayment risk.

Mortgage-backed securities, because they are backed by mortgage loans, are also subject to risks related to real estate, and securities backed by private-issued mortgages may experience higher rates of default on the underlying mortgages than securities backed by government-issued mortgages. The Fund could lose money if there are defaults on the mortgage loans underlying these securities.

Non-Diversification Risk

The risk that an investment in the Fund could fluctuate in value more than an investment in a diversified fund. As a non-diversified fund for purposes of the 1940 Act, the Fund may invest a larger portion of its assets in the securities of fewer issuers than a diversified fund. The Fund’s investments in fewer issuers may result in the Fund’s shares being more sensitive to the economic results of those issuers. An investment in the Fund could fluctuate in value more than an investment in a diversified fund.

Non-U.S. Securities Risk

The Fund may invest in non-U.S. securities. Investing in non-U.S. securities involves certain risks not involved in domestic investments, including, but not limited to: fluctuations in foreign exchange rates; future foreign economic, financial, political and social developments; different legal systems; the possible imposition of exchange controls or other foreign governmental laws or restrictions; lower trading volume; much greater price volatility and illiquidity of certain non-U.S. securities markets; different trading and settlement practices; less governmental supervision; changes in currency exchange rates; high and volatile rates of inflation; fluctuating interest rates; less publicly available information; and different accounting, auditing and financial recordkeeping standards and requirements.

Options Risk

There are several risks associated with transactions in options on securities. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A transaction in options or securities may be unsuccessful to some degree because of market behavior or unexpected events.

When the Fund writes a covered call option, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but retains the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation and once an option writer has received an exercise notice, it must deliver the underlying security in exchange for the strike price.

When the Fund writes a covered put option, the Fund bears the risk of loss if the value of the underlying stock declines below the exercise price minus the put premium. If the option is exercised, the Fund could incur a loss if it is required to purchase the stock underlying the put option at a price greater than the market price of the stock at the time of exercise plus the put premium the Fund received when it wrote the option. While the Fund’s potential gain in writing a covered put option is limited to distributions earned on the liquid assets securing the put option plus the premium received from the purchaser of the put option, the Fund risks a loss equal to the entire exercise price of the option minus the put premium.

Preferred Stock Risk

Preferred stock, which may include preferred stock in real estate transactions, represents an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of creditors and owners of bonds take precedence over the claims of those who own preferred and common stock. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as provisions allowing the stock to be called or redeemed prior to its maturity, which can have a negative impact on the stock’s price when interest rates decline. Unlike interest on debt securities, preferred stock dividends are payable only if declared by the issuer’s board. The value of convertible preferred stock can depend heavily

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Notes to Financial Statements (unaudited)

June 30, 2026	Highland Opportunities and Income Fund

upon the value of the security into which such convertible preferred stock is converted, depending on whether the market price of the underlying security exceeds the conversion price.

Real Estate Investment Trust Risk

Real estate investments are subject to various risk factors. Generally, real estate investments could be adversely affected by a recession or general economic downturn where the properties are located. Real estate investment performance is also subject to the success that a particular property manager has in managing the property.

Real Estate Market Risk

The Fund is exposed to economic, market and regulatory changes that impact the real estate market generally through its investment in NFRO Diversified REIT, LLC, NFRO Self Storage REIT, LLC, NFRO SFR REIT, LLC, and NFRO Holdings, LLC (together the “REIT Subsidiaries”), which may cause the Fund’s operating results to suffer. A number of factors may prevent the REIT Subsidiaries’ properties and other real estate-related investments from generating sufficient net cash flow or may adversely affect their value, or both, resulting in less cash available for distribution, or a loss, to us. These factors include: national, regional and local economic conditions; changing demographics; the ability of property managers to provide capable management and adequate maintenance; the quality of a property’s construction and design; increases in costs of maintenance, insurance, and operations (including energy costs and real estate taxes); potential environmental and other legal liabilities; the level of financing used by the REIT Subsidiary and the availability and cost of refinancing; potential instability, default or bankruptcy of tenants in the properties owned by each REIT Subsidiary; the relative illiquidity of real estate investments in general, which may make it difficult to sell a property at an attractive price or within a reasonable time frame.

Securities Lending Risk

The Fund may make secured loans of its portfolio securities. Any decline in the value of a portfolio security that occurs while the security is out on loan is borne by the Fund, and will adversely affect performance. Also, there may be delays in recovery of securities loaned, losses in the investment of collateral, and loss of rights in the collateral should the borrower of the securities fail financially while holding the security.

Securities Market and Selection Risk

The risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting particular companies or the securities markets generally. A general downturn in the securities market may cause multiple asset classes to decline in value simultaneously. Many factors can affect this value and you may lose money by investing in the Fund.

The value of a security or other asset may decline due to changes in general market conditions, economic trends or events that are not specifically related to the issuer of the security or other asset, or factors that affect a particular issuer or issuers, exchange, country, group of countries, region, market, industry, group of industries, sector or asset class. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues like pandemics or epidemics, recessions, or other events could have a significant impact on the Fund and its investments. Selection risk is the risk that the securities selected by Fund management will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.

Senior Loans Risk

The risk associated with Senior Loans, which are typically below investment grade and are considered speculative because of the credit risk of their issuers. As with any debt instrument, Senior Loans are generally subject to the risk of price declines and as interest rates rise, the cost of borrowing increases, which may increase the risk of default. In addition, the interest rates of floating rate loans typically only adjust to changes in short-term interest rates; long-term interest rates can vary dramatically from short-term interest rates. The secondary market for loans is generally less liquid than the market for higher grade debt. Less liquidity in the secondary trading market could adversely affect the price at which the Fund could sell a loan, and could adversely affect the NAV of the Fund’s shares. The volume and frequency of secondary market trading in such loans varies significantly over time and among loans. Declines in interest rates may increase prepayments of debt obligations and require the Fund to invest assets at lower yields. No active trading market may exist for certain Senior Loans, which may impair the ability of the Fund to realize full value in the event of

SEMI-ANNUAL REPORT | 31

Notes to Financial Statements (unaudited)

June 30, 2026	Highland Opportunities and Income Fund

the need to liquidate such assets. Adverse market conditions may impair the liquidity of some actively traded Senior Loans.

Short Sales Risk

Short sales by the Fund that are not made where there is an offsetting long position in the asset that it is being sold short theoretically involve unlimited loss potential since the market price of securities sold short may continuously increase. Short selling allows the Fund to profit from declines in market prices to the extent such decline exceeds the transaction costs and costs of borrowing the securities. However, since the borrowed securities must be replaced by purchases at market prices in order to close out the short position, any appreciation in the price of the borrowed securities would result in a loss. Purchasing securities to close out the short position can itself cause the price of securities to rise further, thereby exacerbating the loss. The Fund may mitigate such losses by replacing the securities sold short before the market price has increased significantly. Under adverse market conditions, the Fund might have difficulty purchasing securities to meet margin calls on its short sale delivery obligations, and might have to sell portfolio securities to raise the capital necessary to meet its short sale obligations at a time when fundamental investment considerations would not favor such sales.

If other short positions of the same security are closed out at the same time, a “short squeeze” can occur where demand exceeds the supply for the security sold short. A short squeeze makes it more likely that the Fund will need to replace the borrowed security at an unfavorable price.

Structured Finance Securities Risk

A portion of the Fund’s investments may consist of equipment trust certificates, collateralized mortgage obligations, collateralized bond obligations, collateralized loan obligations or similar instruments. Such structured finance securities are generally backed by an asset or a pool of assets, which serve as collateral. Depending on the type of security, the collateral may take the form of a portfolio of mortgage loans or bonds or other assets. The Fund and other investors in structured finance securities ultimately bear the credit risk of the underlying collateral. In some instances, the structured finance securities are issued in multiple tranches, offering investors various maturity and credit risk characteristics, often categorized as senior, mezzanine and subordinated/equity according to their degree of risk. The riskiest securities are the equity tranche, which bears the bulk of defaults from the bonds or loans serving as collateral, and thus may protect the other, more senior tranches from default. If there are defaults or the relevant collateral otherwise underperforms, scheduled payments to senior tranches of such securities take precedence over those of mezzanine tranches, and scheduled payments to mezzanine tranches take precedence over those to subordinated/equity tranches. A senior tranche typically has higher ratings and lower yields than the underlying securities, and may be rated investment grade. Despite the protection from the equity tranche, other tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to previous defaults and the disappearance of protecting tranches, market anticipation of defaults and aversion to certain structured finance securities as a class.

Swap Contracts

The Fund may use swaps as part of its investment strategy or to manage its exposure to interest, commodity, and currency rates as well as adverse movements in the debt and equity markets. Swap agreements are privately negotiated in the over-the-counter (“OTC”) market or may be executed in a multilateral or other trade facility platform, such as a registered exchange (“centrally cleared swaps”).

For OTC swaps, any upfront premiums paid and any upfront fees received are shown as swap premiums paid and swap premiums received in the Statements of Assets and Liabilities, respectively, and amortized over the life of the swap. The daily fluctuation in market value is recorded as unrealized appreciation (depreciation) on OTC Swaps in the Statements of Assets and Liabilities. Premiums paid or received are recognized as realized gain or loss in the Statement of Operations.

Total return swaps are agreements to exchange the return generated by one instrument for the return generated by another instrument; for example, the agreement to pay interest in exchange for a market or commodity-linked return based on a notional amount. To the extent the total return of the market or commodity-linked index exceeds the offsetting interest obligation, the Fund will receive a payment from the counterparty. To the extent it is less, the Fund will make

SEMI-ANNUAL REPORT | 32

Notes to Financial Statements (unaudited)

June 30, 2026	Highland Opportunities and Income Fund

a payment to the counterparty. Periodic payments received or made by the Fund are recorded in “Net realized gain (loss) on swap contracts” on the accompanying Statements of Operations and Changes in Net Assets as realized gains or losses, respectively. As of December 31, 2025, the Fund held no open swap contracts.

Swaps Risk

The risk involves both the risks associated with an investment in the underlying investments or instruments (including equity investments) and counterparty risk. In a standard OTC swap transaction, two parties agree to exchange the returns, differentials in rates of return or some other amount calculated based on the “notional amount” of predetermined investments or instruments, which may be adjusted for an interest factor. Swaps can involve greater risks than direct investments in securities, because swaps may be leveraged and OTC swaps are subject to counterparty risk (e.g., the risk of a counterparty’s defaulting on the obligation or bankruptcy), credit risk and pricing risk (i.e., swaps may be difficult to value). Swaps may also be considered illiquid. Certain swap transactions, including certain classes of interest rate swaps and index credit default swaps, may be subject to mandatory clearing and exchange trading, although the swaps in which the Fund will invest are not currently subject to mandatory clearing and exchange trading. The use of swaps is a highly specialized activity which involves investment techniques, risk analyses and tax planning different from those associated with ordinary portfolio securities transactions. The value of swaps, like many other derivatives, may move in unexpected ways and may result in losses for the Fund.

Valuation Risk

Certain of the Fund’s assets are fair valued, including the Fund’s investment in equity issued by MidWave Wireless Inc. (“MidWave”). MidWave is a nonoperating company that does not currently generate substantial revenue and which primarily derives its value from licenses for use of two spectrum frequencies, the license with respect to one of which was granted a conditional waiver by the FCC on April 30, 2020. The fair valuation of MidWave involves significant uncertainty as it is materially dependent on estimates of the value of both spectrum licenses.

Gain Contingency

Claymore Holdings, LLC, a partially-owned affiliate of the Fund, is engaged in ongoing litigation that could result in a possible gain contingency to the Fund. The probability, timing, and potential amount of recovery, if any, are unknown.

Note 8. Investment Transactions Purchases & Sales of Securities

The cost of purchases and the proceeds from sales of investments, other than short-term securities for the six months ended June 30, 2026, were as follows:

U.S Government Securities		Other Securities

Purchases	Sales	Purchases	Sales

$—	$—	$46,415,807	$27,362,170

Amounts designated as (—) are $0.

During the six months ended June 30, 2026, the Fund did not have any transaction that qualified under Rule 17a-7 under the 1940 Act.

SEMI-ANNUAL REPORT | 33

Notes to Financial Statements (unaudited)

June 30, 2026	Highland Opportunities and Income Fund

Note 9. Affiliated Issuers/Controlled Companies

Under Section 2(a)(3) of the 1940 Act, as amended, a portfolio company is defined as “affiliated” if a fund owns 5% or more of its outstanding voting securities or if the portfolio company is under common control. The 1940 Act also requires a fund to separately identify investments in portfolio companies it controls, including those in which it owns more than 25% of outstanding voting securities or has the power to influence management or policies, as investments in “controlled” companies.

The table below shows Non-Controlled, Affiliated issuers of the Fund as of June 30, 2026:

Non-Controlled, Affiliated Issuer	Shares at December 31, 2025	Beginning Value as of December 31, 2025 $	Value of Transfers in $	Value of Transfers Out $†	Purchases at Cost $	Proceeds from Sales $	Distribution to Return of Capital $	Net Retirement of Tendered Shares $	Net Realized Gain/(Loss) on Sales $	Change in Unrealized Appreciation/ (Depreciation) $	Ending Value as of June 30, 2026 $	Shares at June 30, 2026	Affiliated Income $

Allenby (Common Stock)	—	—	—	—	—	—	—	—	—	—	—	—	—

Haygood (Common Stock)	—	—	—	—	—	—	—	—	—	—	—	—	—

Other Affiliates

CCS Medical, Inc. (Common Stock)	12,026,660	25,207,879	—	—	—	—	—	—	—	(7,468,555)	17,739,324	12,026,660	—

LLV Holdco LLC - Series A, Membership Interest (Common Stock)	34,512	2,053,459	—	—	—	—	—	—	—	774,447	2,827,906	34,512	—

LLV Holdco LLC - Series B, Membership Interest (Common Stock)	436	25,921	—	—	—	—	—	—	—	9,776	35,697	436	—

NexPoint Diversified Real Estate Trust REIT (Common Stock)	1,559,149	5,971,541	—	—	311,107	—	—	—	—	2,179,881	8,462,529	1,630,545	473,368

NexPoint Real Estate Finance, Inc. REIT (Common Stock)	4,372,286	61,561,784	—	—	—	(21,510,000)	(1,554,557)	—	(4,075,426)	10,098,629	44,520,430	2,872,286	2,067,729

NexPoint Residential Trust, Inc. (Common Stock)	213,700	6,432,370	—	—	—	—	(149,591)	—	—	(316,275)	5,966,504	213,700	76,931

NFRO Diversified REIT, LLC (Common Stock)	116,277,473	96,739,834	—	(96,739,834)	—	—	—	—	—	—	—	—	—

NFRO Holdings, LLC (Common Stock)	2,276,658	64,798,374	—	(64,798,374)	—	—	—	—	—	—	—	—	—

NFRO Self Storage REIT, LLC (Common Stock)	104,718,416	68,160,170	—	(68,160,170)	—	—	—	—	—	—	—	—	—

NFRO SFR REIT, LLC (Common Stock)	4,869,446	66,622,582	—	(66,622,582)	—	—	—	—	—	—	—	—	—

CCS Medical, Inc. (U.S. Senior Loan)	19,401,564	19,401,564	—	—	882,771	—	—	—	—	—	20,284,335	20,284,335	1,430,387

LLV Holdco LLC (U.S. Senior Loan)	6,718,797	6,194,731	—	—	169,965	—	—	—	—	90,074	6,454,770	6,888,761	169,965

NexPoint SFR Operating Partnership, L.P., 7.500%, 05/24/2027 (U.S. Senior Loan)	45,000,000	44,010,000	—	—	—	—	—	—	—	90,000	44,100,000	45,000,000	1,687,500

NFRO SPE, LLC Promissory Note (U.S. Senior Loan)	12,224,765	12,224,765	—	(12,224,765)	—	—	—	—	—	—	—	—	—

NFRO SPE, LLC Promissory Note Term Loan (U.S. Senior Loan)	6,383,153	6,383,153	—	(6,383,153)	—	—	—	—	—	—	—	—	—

SEMI-ANNUAL REPORT | 34

Notes to Financial Statements (unaudited)

June 30, 2026	Highland Opportunities and Income Fund

Non-Controlled, Affiliated Issuer	Shares at December 31, 2025	Beginning Value as of December 31, 2025 $	Value of Transfers in $	Value of Transfers Out $†	Purchases at Cost $	Proceeds from Sales $	Distribution to Return of Capital $	Net Retirement of Tendered Shares $	Net Realized Gain/(Loss) on Sales $	Change in Unrealized Appreciation/ (Depreciation) $	Ending Value as of June 30, 2026 $	Shares at June 30, 2026	Affiliated Income $

NREF Operating IV REIT Sub, LLC (U.S. Senior Loan)	6,500,000	6,207,500	—	—	—	—	—	—	—	362,700	6,570,200	6,570,200	243,750

NSP Operating Partnership, L.P. Promissory Note 14.000%, 01/16/2031 (U.S. Senior Loan)	—	—	—	—	2,500,972	—	—	—	—	63,775	2,564,747	2,500,972	88,506

NXDT Hospitality Holdco, LLC Convertible Promissory Note (U.S. Senior Loan)	6,400,000	4,717,440	—	—	—	—	—	—	—	(29,440)	4,688,000	6,400,000	240,000

NXDT Hospitality Holdco, LLC Promissory Note (U.S. Senior Loan)	43,121,364	31,784,757	—	—	—	—	—	—	—	(198,358)	31,586,399	43,121,364	801,662

NEXLS LLC (LLC Interest)	994	66,441,755	—	(66,441,755)	—	—	—	—	—	—	—	—	—

NexPoint Real Estate Finance REIT (Preferred Stock)	150,977	3,607,188	—	—	—	—	—	—	—	103,827	3,711,015	150,977	160,413

NexPoint Storage Partners, Inc. (Preferred Stock)	16,103	9,311,169	—	—	3,200,000	—	—	—	—	518,173	13,029,342	21,608	—

NexPoint Credit Catalyst Fund (Registered Investment Company)	1,025,980	25,444,314	—	(25,444,314)	—	—	—	—	—	—	—	—	—

Total	404,854,113	633,302,250	—	(406,814,947)	7,064,815	(21,510,000)	(1,704,148)	—	(4,075,426)	6,278,654	212,541,198	159,278,036	7,440,211

†

Reflects a transfer from Non-Controlled, Affliated to Controlled, Affiliated based on management’s determination of control under Section 2(a)(9) of the 1940 Act, presented at beginning-of-period value.

SEMI-ANNUAL REPORT | 35

Notes to Financial Statements (unaudited)

June 30, 2026	Highland Opportunities and Income Fund

The table below shows Controlled, Affiliated issuers of the Fund as of June 30, 2026:

Controlled, Affiliated Issuer	Shares at December 31, 2025	Beginning Value as of December 31, 2025 $	Value of Transfers in $†	Value of Transfers Out $	Purchases at Cost $	Proceeds from Sales $	Distribution to Return of Capital $	Gain (Loss) from Retirement of Repurchased Shares $	Net Realized Gain/(Loss) on Sales $	Change in Unrealized Appreciation/ (Depreciation) $	Ending Value as of June 30, 2026 $	Shares at June 30, 2026	Affiliated Income $

Majority Owned, Not Consolidated

NFRO Diversified REIT, LLC (Common Stock)	—	—	96,739,834	—	—	—	—	—	—	16,227,452	112,967,286	116,277,473	100,000

NFRO Holdings, LLC (Common Stock)	—	—	64,798,374	—	29,011,635	—	—	—	—	949,529	94,759,538	3,309,774	—

NFRO Self Storage REIT, LLC (Common Stock)	—	—	68,160,170	—	600,000	—	—	—	—	2,918,414	71,678,584	105,635,401	—

NFRO SFR REIT, LLC (Common Stock)	—	—	66,622,582	—	100,000	—	—	—	—	(6,919,289)	59,803,293	4,877,212	—

NFRO Finance, LLC Note (U.S. Senior loan)	—	—	—	—	21,510,000	—	—	—	—	—	21,510,000	21,510,000	217,084

NFRO SPE, LLC Promissory Note (U.S. Senior loan)	—	—	12,224,765	—	318,586	—	—	—	—	—	12,543,351	12,543,351	315,786

NFRO SPE, LLC Promissory Note Term Loan (U.S. Senior loan)	—	—	6,383,153	—	176,105	—	—	—	—	—	6,559,258	6,470,123	179,932

NEXLS LLC (LLC lnterest)	—	—	66,441,755	—	—	—	(5,000,000)	—	—	(10,254,554)	51,187,201	994	11,250,000

Highland Opportunities and Income Fund (Registered Investment Company)	—	—	—	—	3,321,727	(2,405,560)	—	928,431	—	(61,178)	1,783,420	250,129	660

NexPoint Credit Catalyst Fund (Registered Investment Company)	—	—	25,444,314	—	760,940	—	—	—	—	(591,771)	25,613,483	1,057,098	760,955

Total	—	—	406,814,947	—	55,798,993	(2,405,560)	(5,000,000)	928,431	—	2,268,603	458,405,414	271,931,555	12,824,417

†

Reflects a transfer from Non-Controlled, Affiliated to Controlled, Affiliated based on management’s determination of control under Section 2(a)(9) of the 1940 Act, presented at beginning-of-period value.

Amounts designated as (—) are $0.

SEMI-ANNUAL REPORT | 36

Notes to Financial Statements (unaudited)

June 30, 2026	Highland Opportunities and Income Fund

Note 10. Asset Coverage

The Fund is required to maintain 300% asset coverage with respect to amounts outstanding (excluding short-term borrowings) under its various leverage facilities. Additionally, the Fund is required to maintain 200% asset coverage with respect to the preferred share issuance as well as its various leverage facilities. Asset coverage is calculated by subtracting the Fund’s total liabilities, not including any amount representing bank borrowings and senior securities, from the Fund’s total assets and dividing the result by the principal amount of the borrowings outstanding. As of the dates indicated below, the Fund’s debt outstanding and asset coverage was as follows:

Date	Amount Outstanding Excluding Preferred Shares $	Asset Coverage of Indebtedness Excluding Preferred Shares %	Amount Outstanding Including Preferred Shares $	Asset Coverage of Indebtedness Including Preferred Shares(2) %

6/30/2026	N/A	N/A	245,000,000	364.98

12/31/2025	N/A	N/A	245,000,000	357.43

12/31/2024	6,797,004	11,624.66	151,797,004	616.04

12/31/2023	20,690,000	4,298.05	165,690,000	624.22

12/31/2022	21,722,000	4,454.98	166,722,000	667.40

12/31/2021	N/A	N/A	145,000,000	785.99

12/31/2020	200,000,000	575.25	345,000,000	375.50

12/31/2019	419,796,600	337.13	564,796,600	276.25

12/31/2018(1)	496,141,100	306.80	496,141,100	306.80

6/30/2018	498,563,423	317.70	498,563,423	317.70

6/30/2017	N/A	N/A	N/A	N/A

6/30/2016	N/A	N/A	N/A	N/A

6/30/2015	51,500,000	1,641.40	51,500,000	1,641.40

6/30/2014	60,000,000	1,577.60	60,000,000	1,577.60

[1]	For the six-month period ended December 31, 2018. Effective April 11, 2019, the Fund had a fiscal year change from June 30 to December 31.
[2]	As referenced in Note 1, the Fund issued $245 million in preferred shares subject to the 200% Asset Coverage of Indebtedness requirements under the 1940 Act.
[3]	The Fund has guaranteed 21.40% of the amount of debt at the investment and subsidiary level. If conservatively including those balances in the asset coverage ratio, the ratio would be 39.72%.

Note 11. Unconsolidated Significant Subsidiaries

In accordance with Regulation S-X and GAAP, the Fund is not permitted to consolidate any subsidiary or other entity that is not an investment company, including those in which the Fund has a controlling interest unless the business of the controlled subsidiary consists of providing services to the Fund. In accordance with Regulation S-X Rules 3-09 and 4-08(g), the Fund evaluates its unconsolidated controlled subsidiaries as significant subsidiaries under the respective rules. As of June 30, 2026, NFRO Diversified REIT, LLC, and NFRO Holdings, LLC

were considered significant unconsolidated subsidiaries under Regulation S-X Rule 4-08(g). These subsidiaries are wholly owned by the Fund. Based on the requirements under Regulation S-X Rule 4-08(g), the summarized financial information of these unconsolidated subsidiaries is presented as follows:

Balance Sheet:	NFRO Diversified REIT, LLC June 30, 2026 $	NFRO Holdings, LLC June 30, 2026 $

Current Assets	71,066,000	37,526,000

Noncurrent Assets	100,536,000	85,307,000

Total Assets	171,602,000	122,833,000

Current liabilities	333,000	496,000

Noncurrent liabilities	52,985,000	27,259,000

Total liabilities	53,318,000	27,755,000

Preferred Stock	105,000	—

Non-Controlling interest (in consolidated investments)	6,734,000	—

Invested Equity	114,445,000	95,078,000

Total Equity	121,284,000	95,078,000

Summary of Operations:	NFRO Diversified REIT, LLC For the Six Months Ended June 30, 2026 $	NFRO Holdings, LLC For the Six Months Ended June 30, 2026 $

Net Sales	4,565,000	1,819,362

Gross Profit (Loss)	3,871,000	957,623

Net Income (Loss)	4,352,000	6,781,201

Net Income (Loss) attributable to non-controlling interest (in consolidated investments), preferred shares, and other comprehensive income	74,000	—

Note 12. Subsequent Events

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued, and has determined that there were no such subsequent events to report which have not already been recorded or disclosed in these financial statements and accompanying notes.

SEMI-ANNUAL REPORT | 37

Additional Information (unaudited)

June 30, 2026	Highland Opportunities and Income Fund

Investment Objective and Strategy Overview

The Fund’s investment objective is to seek growth of capital along with income.

The Fund seeks to achieve its objective by investing directly and indirectly (e.g., through derivatives that are the economic equivalent of direct investments) in the following categories of securities and instruments: (i) investments in securities or other instruments directly or indirectly secured by real estate, including real estate investment trusts (“REITs”), preferred equity, securities convertible into equity securities and mezzanine debt; (ii) other instruments, including, but not limited to, secured and unsecured fixed-rate loans and corporate bonds, distressed securities, mezzanine securities, structured products (including but not limited to mortgage-backed securities, collateralized loan obligations and asset-backed securities), convertible and preferred securities, equities (public and private), and futures and options; and (iii) floating rate loans and other securities deemed to be floating rate investments.

The Fund will invest at least 25% of its assets in investments in securities or other instruments directly or indirectly secured by real estate, including REITs, preferred equity, securities convertible into equity securities and mezzanine debt.

Floating Rate Investments. Floating rate investments are debt obligations of companies or other entities, the interest rates of which float or vary periodically based upon a benchmark indicator of prevailing interest rates. Floating rate investments may include, by way of example, floating rate debt securities, money market securities of all types, repurchase agreements with remaining maturities of no more than 60 days, collateralized loan obligations and asset backed securities. The reference in the Fund’s investment objective to capital preservation does not indicate that the Fund may not lose money. NexPoint seeks to employ strategies that are consistent with capital preservation, but there can be no assurance that the Investment Adviser will be successful in doing so. In making floating rate investments for the Fund, the Fund’s Investment Adviser will seek to purchase instruments that it believes are undervalued or will provide attractive income, while attempting to minimize losses.

Floating rate loans in which the Fund invests are expected to be adjustable rate senior loans (“Senior Loans”) to domestic or foreign corporations, partnerships and other entities that operate in a variety of industries and geographic regions (“Borrowers”). Senior Loans are business loans that have a right to payment senior to most other debts of the Borrower. Senior Loans generally are arranged through private negotiations between a Borrower and several financial institutions (the “Lenders”) represented in each case by one or more such Lenders acting as agent (the “Agent”) of the several Lenders. On behalf of the Lenders, the Agent is primarily responsible for negotiating the loan agreement (“Loan Agreement”) that establishes the relative terms and conditions of the Senior Loan and rights of the Borrower and the Lenders.

The Fund may invest in securities of any credit quality. Senior Loans are typically below investment grade securities (also known as “high yield securities” or “junk securities”). Such securities are rated below investment grade by a nationally recognized statistical rating organization (“NRSRO”) or are unrated but deemed by the Investment Adviser to be of comparable quality. The Fund may invest without limitation in below investment grade or unrated securities, including in insolvent borrowers or borrowers in default.

The Fund may invest in participations (“Participations”) in Senior Loans, may purchase assignments (“Assignments”) of portions of Senior Loans from third parties, and may act as one of a group of Lenders originating a Senior Loan (“Primary Lender”). Senior Loans often are secured by specific assets of the Borrower, although the Fund may invest without limitation in Senior Loans that are not secured by any collateral. When the Fund acts as a Primary Lender, the Fund or the Investment Adviser could be subject to allegations of lender liability. Senior Loans in which the Fund invests generally pay interest at rates that are periodically re-determined by reference to a base lending rate plus a spread.

Real Estate Investments. The Fund defines securities of issuers conducting their principal business activities in the real estate industry to include common stock, convertible or non-convertible preferred stock, warrants, convertible or non-convertible secured or unsecured debt, and partnership or membership interests issued by:

•	commercial mortgage-backed securities (“CMBS”), residential mortgage-backed securities (“RMBS”) and other real estate credit investments, which include existing first and second mortgages on

SEMI-ANNUAL REPORT | 38

Additional Information (unaudited)

June 30, 2026	Highland Opportunities and Income Fund

real estate, either originated or acquired in the secondary market, and secured, unsecured and/or convertible notes offered by real estate operating companies (“REOCs”) and REITs;
•	publicly traded REITs managed by affiliated or unaffiliated asset managers and their foreign equivalents (“Public REITs”);
•	REOCs;
•	private real estate investment funds managed by affiliated or unaffiliated institutional asset managers (“Private Real Estate Investment Funds”);
•	registered closed-end funds that invest principally in real estate (collectively, “Public Investment Funds”);
•	real estate exchange traded funds (“ETFs”); and
•	publicly-registered non-traded REITs (“Non-Traded REITs”) and private REITs, generally wholly-owned by the Fund or wholly-owned or managed by an affiliate.

REITs are pooled investment vehicles that invest primarily in income-producing real estate or real estate-related loans or interests, and REOCs are companies that invest in real estate and whose shares trade on public exchanges. Foreign REIT equivalents are entities located in jurisdictions that have adopted legislation substantially similar to the REIT tax provisions in that they provide for favorable tax treatment for the foreign REIT equivalent and require distributions of income to shareholders. The Fund may enter into certain real estate and real-estate related investments through its wholly-owned REIT subsidiaries, NFRO REIT Sub, LLC, NFRO Self Storage REIT, LLC, and NFRO SFR REIT, LLC (together the “REIT Subsidiaries”). With respect to the Fund’s real estate investments, the Investment Adviser seeks to: (i) recognize and allocate capital based upon where the Investment Adviser believes we are in the current real estate cycle, and as a result (ii) minimize drawdowns during market downturns and maximize risk adjusted returns during all market cycles, though there can be no assurance that this strategy will achieve this objective. The Fund will rely on the expertise of the Investment Adviser and its affiliates to determine the appropriate structure for structured credit investments, which may include bridge loans, common and preferred equity or other debt-like positions, as well as the acquisition of such instruments from banks, servicers or other third parties.

Preferred equity and mezzanine investments in real estate transactions come in various forms which may or may not be documented in the borrower’s organizational documents. Generally, real estate preferred equity and/or mezzanine investments are typically junior to first mortgage financing but senior to the borrower’s or sponsor’s equity contribution. The investments are typically structured as an investment by a third-party investor in the real estate owner or various affiliates in the chain of ownership in exchange for a direct or indirect ownership interest in the real estate owner entitling it to a preferred/priority return on its investment. Sometimes, the investment is structured much like a loan where (i) “interest” on the investment is required to be paid monthly by the “borrower” regardless of available property cash flow; (ii) the entire investment is required to be paid by a certain maturity date; (iii) default rate “interest” and penalties are assessed against the “borrower” in the event payments are not made timely; and (iv) a default in the repayment of investment potentially results in the loss of management and/or ownership control by the “borrower” in the company in favor of the investor or other third-party.

Other Investments. The Fund may invest up to 15% of its net assets in entities that are excluded from registration under the 1940 Act by virtue of section 3(c)(1) and 3(c)(7) of the 1940 Act (such as private equity funds or hedge funds). This limitation does not apply to any collateralized loan obligations, certain of which may rely on Section 3(c)(1) or 3(c)(7) of the 1940 Act.

In addition, the Fund may invest in equity securities of companies of any market capitalization, market sector or industry. Equity securities of U.S. or non-U.S. issuers in which the Fund may invest include common stocks, preferred stocks, convertible securities, depositary receipts and warrants to buy common stocks. Additionally, the Fund may invest in securities issued by other investment companies and exchange-traded funds (“ETFs”), including investment companies that are advised by the Investment Adviser or its affiliates, to the extent permitted by applicable law and/or pursuant to exemptive relief from the SEC. Fees and expenses of such investments will be borne by shareholders of the investing Fund. When the Fund invests in other investment companies that are advised by the Investment Adviser or its affiliates, the Investment Adviser voluntarily waives the higher of the Fund’s advisory fee or the affiliated investment company’s advisory fees, for the

SEMI-ANNUAL REPORT | 39

Additional Information (unaudited)

June 30, 2026	Highland Opportunities and Income Fund

portion of the Fund’s assets attributable to the investment in the affiliated investment company. Voluntary amounts waived are reflected in the statement of operations.

The Fund’s investment in fixed income securities may include convertible securities. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock or other equity security of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to nonconvertible income securities in that they ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers, but lower yields than comparable nonconvertible securities. The value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security’s investment value. Convertible securities rank senior to common stock in a corporation’s capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument. Depending on the relationship of the conversion price to the market value of the underlying securities, convertible securities may trade more like equity securities than debt instruments.

The Fund may invest without limitation in warrants and may also use derivatives, primarily swaps (including equity, variance and volatility swaps), options and futures contracts on securities, interest rates, non-physical commodities and/or currencies, as substitutes for direct investments the Fund can make. The Fund may also use derivatives such as swaps, options (including options on futures), futures, and foreign currency transactions (e.g., foreign currency swaps, futures and forwards) to any extent deemed by the Investment Adviser to be in the best interest of the Fund, and to the extent permitted by the Investment Company Act of 1940, as amended (the “1940 Act”), to hedge various investments for risk management and speculative purposes.

The Fund may also engage in short sales of securities and may seek additional income by making secured loans of its portfolio securities.

The Fund may engage in securities lending by making secured loans of its portfolio securities amounting to not more than one-third of its total assets, thereby realizing additional income.

The Fund may invest in illiquid and restricted securities. Illiquid securities are those that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities.

The Fund may invest without limitation in securities (including loans) of non-U.S. issuers, including emerging market issuers. Such securities (including loans) may be denominated in U.S. dollars, non-U.S. currencies or multinational currency units. Except as otherwise expressly noted in the Statement of Additional Information (“SAI”), all percentage limitations and ratings criteria apply at the time of purchase of securities.

The Fund may borrow an amount up to 33 1/3% of its total assets (including the amount borrowed) and may use leverage in the form of preferred shares in an amount up to 50% of the Fund’s total assets (including the amount borrowed). The Fund may borrow for investment purposes and for temporary, extraordinary or emergency purposes. To the extent the Fund borrows more money than it has cash or short-term cash equivalents and invests the proceeds, the Fund will create financial leverage. The use of borrowing for investment purposes increases both investment opportunity and investment risk.

When adverse market, economic, political or currency conditions domestically or abroad occur, the Fund may temporarily invest all or a portion of its total assets in defensive investments. Such investments may include fixed-income securities, high quality money market instruments, cash and cash equivalents. To the extent the Fund takes a temporary defensive position, it may not achieve its investment objective.

The Fund is a non-diversified fund as defined in the 1940 Act, but it intends to adhere to the diversification requirements applicable to regulated investment companies (“RICs”) under Subchapter M of the Internal Revenue Code of 1986, as amended. The Fund is not intended to be a complete investment program.

SEMI-ANNUAL REPORT | 40

Additional Information (unaudited)

June 30, 2026	Highland Opportunities and Income Fund

Additional Portfolio Information

The Investment Adviser and its affiliates manage other accounts, including registered and private funds and individual accounts. Although investment decisions for the Fund are made independently from those of such other accounts, the Investment Adviser may, consistent with applicable law, make investment recommendations to other clients or accounts that may be the same or different from those made to the Fund, including investments in different levels of the capital structure of a company, such as equity versus senior loans, or that involve taking contradictory positions in multiple levels of the capital structure. The Investment Adviser has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, this may create situations where a client could be disadvantaged because of the investment activities conducted by the Investment Adviser for other client accounts. When the Fund and one or more of such other accounts is prepared to invest in, or desire to dispose of, the same security, available investments or opportunities for each will be allocated in a manner believed by the Investment Adviser to be equitable to the Fund and such other accounts. The Investment Adviser also may aggregate orders to purchase and sell securities for the Fund and such other accounts. Although the Investment Adviser believes that, over time, the potential benefits of participating in volume transactions and negotiating lower transaction costs should benefit all accounts including the Fund, in some cases these activities may adversely affect the price paid or received by the Fund or the size of the position obtained or disposed of by the Fund.

Dividend Reinvestment Plan

Unless the registered owner of Common Shares elects to receive cash by contacting Equiniti Trust Company, LLC (“EQ” or the “Plan Agent”), as agent for shareholders in administering the Plan, a registered owner will receive newly issued Common Shares for all dividends declared for Common Shares of the Fund. If a registered owner of Common Shares elects not to participate in the Plan, they will receive all dividends in cash paid by check mailed directly to them (or, if the shares are held in street or other nominee name, then to such nominee) by EQ, as dividend disbursing agent.

Shareholders may elect not to participate in the Plan and to receive all dividends in cash by sending written instructions or by contacting EQ, as dividend disbursing agent, at the address set forth below.

Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by contacting the Plan Agent before the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend. Some brokers may automatically elect to receive cash on the shareholders’ behalf and may reinvest that cash in additional Common Shares of the Fund for them. The Plan Agent will open an account for each shareholder under the Plan in the same name in which such shareholder’s Common Shares are registered.

Whenever the Fund declares a dividend payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in Common Shares. The Common Shares will be acquired by the Plan Agent through receipt of additional unissued but authorized Common Shares from the Fund (“newly issued Common Shares”). The number of newly issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the lesser of (i) the net asset value per Common Share determined on the Declaration Date and (ii) the market price per Common Share as of the close of regular trading on the New York Stock Exchange (the “NYSE”) on the Declaration Date. The Plan Agent maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common Shares in the account of each Plan participant will be held by the Plan Agent on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Agent will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants. In the case of shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of Common Shares certified from time to time by the record shareholder’s name and held for the account of beneficial owners who participate in the Plan. There will be no brokerage charges with respect to Common Shares issued directly by the Fund.

SEMI-ANNUAL REPORT | 41

Additional Information (unaudited)

June 30, 2026	Highland Opportunities and Income Fund

The automatic reinvestment of dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends. Accordingly, any taxable dividend received by a participant that is reinvested in additional Common Shares will be subject to federal (and possibly state and local) income tax even though such participant will not receive a corresponding amount of cash with which to pay such taxes. Participants who request a sale of shares through the Plan Agent are subject to a $2.50 sales fee and pay a brokerage commission of $0.05 per share sold. The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. All correspondence concerning the Plan should be directed to the Plan Agent at Equiniti Trust Company, LLC PO Box 500 Newark, NJ 07101.

Shareholder Loyalty Program

To promote loyalty and long-term alignment of interests among the Company’s shareholders, the Investment Adviser offers an incentive to shareholders that buy and hold the Company’s common shares for a period of at least twelve months through its Shareholder Loyalty Program (the “Program”). To participate in the Program, existing shareholders must open an account (the “Account”) with the Program’s administrator, Maxim Group, LLC (“Maxim”). Subsequently, if a participant makes contributions to the Account during a defined trading period to purchase shares, the Investment Adviser will make a corresponding contribution equal to 2% of the participant’s contributions. For example, if a participant contributes $10,000 to the Account during a defined trading period to purchase shares, the Investment Adviser will make a corresponding contribution of $200, to purchase additional shares for the participant (the “Bonus Shares”). In addition, Program participants will not be required to pay any customary selling commissions or distribution fees on the purchase of shares under the Program. The Investment Adviser will bear the costs of brokerage fees in connection with the Program. While the portion of the Company’s common shares that are acquired through the participant’s contribution will vest immediately, Bonus Shares will not vest until the first anniversary of the date that the Bonus Shares were purchased. Vested shares will be held in the Account and Bonus Shares will be held in an account at Maxim for the conditional benefit of the shareholder. Under the Program, Participants must purchase a minimum of $10,000 worth of shares in the initial subscription and $5,000 in each Subsequent subscription, unless the Investment Adviser, in its sole discretion, decides to permit subscriptions for a lesser amount. If the Company’s common shares are trading at a discount, Maxim will purchase common shares on behalf of participants in open-market purchases. If the Company’s common shares are trading at a premium, Maxim may purchase common shares on behalf of participants in open market purchases or the Company may sell common shares to the shareholder Loyalty Program by means of a prospectus or otherwise. All dividends received on shares that are purchased under the Program will be automatically reinvested through the Program. A participant’s interest in a dividend paid to the holder of a vested share will vest immediately. A participant’s interest in a dividend paid to the holder of a Bonus Share will vest at the same time that the Bonus Share’s vesting requirements are met. In addition, for dividends paid to holders of shares that were purchased with a participant’s contributions, the Investment Adviser will take a corresponding contribution to the amount of the reinvested dividend equal to 2% of the dividend amount. Maxim maintains all shareholders’ accounts in the Program and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Shares in the account of each Program participant will be held by Maxim on behalf of the Program participant, and each shareholder proxy will include those shares purchased or received pursuant to a Program. Maxim will forward all proxy solicitation materials to participants and vote proxies for shares held under the Program in accordance with the instructions of the participants. In the case of shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, Maxim will administer the Program on the basis of the number of common shares certified from time to time by the record shareholder’s name and held for the account of beneficial owners who participate in the Program. The Company and the Investment Adviser reserve the right to amend or terminate the Program. To help align the interests of the Investment Adviser’s employees with the interests of the Company’s shareholders, the Investment Adviser offers a similar program to its employees. Participants in the

SEMI-ANNUAL REPORT | 42

Additional Information (unaudited)

June 30, 2026	Highland Opportunities and Income Fund

Program should be aware that their receipt of Bonus Shares under the Program constitutes taxable income to them. In addition, such participants owe taxes on that portion of any distribution that constitutes taxable income in respect of shares of our common stock held in their Program accounts, whether or not such shares of common stock have vested in the hands of the participants. To the extent any payments or distributions under the Program are subject to U.S. federal, state or local taxes, the Company, any participating affiliate of the Company or the agent for the Program may satisfy its tax withholding obligation by (1) withholding shares of Stock allocated to the participant’s account, (2) deducting cash from the participant’s account or (3) deducting cash from any other compensation the participant may receive. Program participants should consult their tax advisers regarding the tax consequences to them of participating in the Program. The Program may create an incentive for shareholders to invest additional amounts in the Company. Because the Investment Adviser’s management fee is based on a percentage of the assets of the Company, the Program will result in increased net revenues to the Investment Adviser if the increase in the management fee due to the increased asset base offsets the costs associated with establishing and maintaining the Program.

Submission of Proposal to a Vote of Shareholders

The annual meeting of shareholders of the Fund was held on June 16, 2026. The following is a summary of the proposal submitted to shareholders for a vote at the meeting and the votes cast.

Proposal

To elect Dr. Bob Froehlich as a Class II Trustee of the Fund, to serve for a three year term, expiring at the 2029 Annual Meeting or until his successor is duly elected and qualifies.

Nominee	Number of Common Shares Voted	Percentage of Outstanding Common Shares

Dr. Bob Froehlich

For	32,191,354	58.10%

Withheld	15,426,031	27.84%

Nominee	Number of Preferred Shares Voted	Percentage of Outstanding Preferred Shares

Dr. Bob Froehlich

For	4,985,449	50.87%

Withheld	1,059,380	10.81%

SEMI-ANNUAL REPORT | 43

Important Information About This Report

Investment Adviser

NexPoint Asset Management, L.P.

300 Crescent Court, Suite 700

Dallas, TX 75201

Transfer Agent

Equiniti Trust Company, LLC

PO Box 500

Newark, NJ 07101

Underwriter

NexPoint Securities, Inc.

200 Crescent Court, Suite 700

Dallas, TX 75201

Custodian

Bank of New York Mellon

240 Greenwich Street

New York, NY 10286

Independent Registered Public Accounting Firm

Cohen & Company, Ltd.

1350 Euclid Ave., Suite 800

Cleveland, OH 44115

Fund Counsel

K&L Gates LLP

1 Congress St., Suite 2900

Boston, MA 02114-2023

As of January 1, 2021, paper copies of the Fund’s shareholder reports will no longer be sent by mail. Instead, the reports will be made available on

https://www.nexpointassetmgmt.com/resources/#forms, and you will be notified and provided with a link each time a report is posted to the website. You may request to receive paper reports from the Fund or from your financial intermediary free of charge at any time. For additional information regarding how to access the Fund’s shareholder reports, or to request paper copies by mail, please call shareholder services at 1-800-357-9167.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to their portfolio securities, and the Fund’s proxy voting records for the most recent 12-month period ended June 30, are available (i) without charge, upon request, by calling 1-800-357-9167 and (ii) on the Securities and Exchange Commission’s website at http://www.sec.gov.

The Fund files its complete schedules of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its report on Form N-PORT within sixty days after the end of the period. The Fund’s Form N-PORT are available on the Commission’s website at http://www.sec.gov and also may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may also obtain the Form N-PORT by visiting the Fund’s website at www.nexpointassetmgmt.com.

The Statement of Additional Information includes additional information about the Fund’s Trustees and is available upon request without charge by calling 1-800-357-9167.

SEMI-ANNUAL REPORT | 44

Equiniti Trust Company, LLC

PO Box 500

Newark, NJ 07101

Highland Opportunities and Income Fund

SEMI-ANNUAL REPORT, JUNE 30, 2026

www.nexpointassetmgmt.com	HFRO-SAR-26

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the Semi-Annual Report to Shareholders filed under Item 1 of this form.

(b) Not applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies

Not Applicable.

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies

Not Applicable.

Item 9. Proxy Disclosures for Open-End Management Investment Companies

Not Applicable.

Item 10. Renumeration Paid to Directors, Officers, and Others for Open-End Management Investment Companies

Not Applicable.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract

Not applicable.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

(a) Not applicable.

(b) Not applicable.

Item 14. Purchases of Equity Securities by Closed-End Management  Investment Company and Affiliated Purchasers.

REGISTRANT PURCHASES OF EQUITY SECURITIES

Period(1)	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
January 1, 2026 to January 31, 2026	-	-	-	-
February 1, 2026 to February 28, 2026	-	-	-	-
March 1, 2026 to March 31, 2026	-	-	-	-
April 1, 2026 to April 30, 2026	-	-	-	-
May 1, 2026 to May 31, 2026	-	-	-	-
June 1, 2026 to June 30, 2026	454,029	$7.29	454,029	$96,690,000
Total	454,029	$7.29	454,029	$96,690,000

(1) On June 9, 2026, the Registrant authorized a new share repurchase program (the “Program”) pursuant to which the Registrant may repurchase up to $100 million of its outstanding common shares in open-market transactions over a two-year period commencing June 9, 2026.

Item 15. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the Registrant’s Board.

Item 16. Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act (17 CFR 270.30a-3 (c)) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the  Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)

(1) Gross income from securities lending activities: $1,800

(2) All fees and/or compensation for securities lending activities and related services: $0

(3) Aggregate fees/compensation: $0

(4) Net income from securities lending activities: $1,800

(b) During the Registrant’s most recent fiscal year ended December 31, 2025, The Bank of New York (“BNY”) served as the Registrant’s securities lending agent.

As a securities lending agent, BNY is responsible for the implementation and administration of the Registrant’s securities lending program. Pursuant to its respective Securities Lending Agreement (“Securities Lending Agreement”) with the Registrant, BNY, as a general matter, performs various services, including the following:

•	Locating borrowers;

•	Monitoring daily the value of the loaned securities and collateral (i.e. the collateral posted by the party borrowing);

•	Negotiation of loan terms;

•	Selection of securities to be loaned;

•	Recordkeeping and account servicing;

•	Monitoring of dividend activity and material proxy votes relating to loaned securities, and;

•	Arranging for return of loaned securities to the registrant at loan termination.

Item 18. Recovery of Erroneously Awarded Compensation

(a) Not applicable.

(b) Not applicable.

Item 19. Exhibits.

(a)(1) Not applicable.

(a)(2)  Not applicable.

(a)(3) Certifications pursuant to Rule 30a-2(a)  under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(4) Not applicable.

(a)(5) Not applicable.

(b)  Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

HIGHLAND OPPORTUNITIES AND INCOME FUND

By (Signature and Title):
/s/ Frank Waterhouse

Frank Waterhouse

Treasurer, Principal Accounting Officer, Principal Financial Officer, and Principal Executive Officer

Date: September 4, 2026

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title):
/s/ Frank Waterhouse

Frank Waterhouse

Treasurer, Principal Accounting Officer, Principal Financial
Officer, and Principal Executive Officer

Date: September 4, 2026